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                                                                   EXHIBIT 10.12

                              ADOPTION CERTIFICATE


Attached is a true, correct and complete copy of the Arbitron 401(k) Plan as adopted by Arbitron Inc. effective as of March 31, 2001.

                                                   ARBITRON INC.


Dated:  April 2, 2001                              By  /s/ Dolores L. Cody
                                                       -------------------
                                                       Secretary

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                              ARBITRON 401(K) PLAN










                                       As Adopted Effective as of March 31, 2001

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                              ARBITRON 401(K) PLAN


                                TABLE OF CONTENTS


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                                                                                          ----

ARTICLE 1. DESCRIPTION AND PURPOSE...........................................................1
      1.1. Plan Name.........................................................................1
      1.2. Plan Description..................................................................1
      1.3. Plan Background...................................................................1

ARTICLE 2. ELIGIBILITY.......................................................................2
      2.1. Entry.............................................................................2
      2.2. Transfer Among Participating Employers............................................2
      2.3. Multiple Employment...............................................................2
      2.4. Reentry...........................................................................2
      2.5. Condition of Participation........................................................2
      2.6. Termination of Participation......................................................2

ARTICLE 3. CONTRIBUTIONS.....................................................................4
      3.1. 401(k) Contributions..............................................................4
      3.2. Matching Contributions............................................................5
      3.3. Rollovers.........................................................................7
      3.4. Corrective Contributions..........................................................8

ARTICLE 4. ACCOUNTS AND VALUATION............................................................9
      4.1. Establishment of Accounts.........................................................9
      4.2. Valuation and Account Adjustment.................................................10
      4.3. Allocations Do Not Create Rights.................................................10

ARTICLE 5. PARTICIPANT INVESTMENT DIRECTION.................................................11
      5.1. Establishment of Investment Funds................................................11
      5.2. Contribution Investment Directions...............................................12
      5.3. Transfer Among Investment Funds..................................................12
      5.4. Company Stock Fund Rules.........................................................12
      5.5. Ceridian Stock Fund Rules........................................................14
      5.6. Investment Direction Responsibility Resides With Participants....................15
      5.7. Beneficiaries and Alternate Payees...............................................15

ARTICLE 6. WITHDRAWALS DURING EMPLOYMENT AND LOANS..........................................16
      6.1. Hardship Withdrawals from 401(k) Contribution Account............................16
      6.2. Withdrawals After Attaining Age 59-1/2...........................................18
      6.3. Withdrawals from Rollover Account................................................18
      6.4. Rules for Withdrawals............................................................18
      6.5. No Other In-Service Withdrawals..................................................19
      6.6. Plan Loans.......................................................................19


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
ARTICLE 7. VESTING AND FORFEITURES..........................................................23
      7.1. Vesting..........................................................................23
      7.2. Forfeiture Upon Distribution.....................................................23
      7.3. Other Forfeitures................................................................25
      7.4. Application of Forfeitures.......................................................25

ARTICLE 8. DISTRIBUTIONS AFTER TERMINATION..................................................27
      8.1. Time of Distribution.............................................................27
      8.2. Form of Distribution.............................................................28
      8.3. Beneficiary Designation..........................................................28
      8.4. Assignment, Alienation of Benefits...............................................30
      8.5. Payment in Event of Incapacity...................................................30
      8.6. Payment Satisfies Claims.........................................................30
      8.7. Disposition if Distributee Cannot be Located.....................................30
      8.8. Direct Rollovers and Transfers...................................................31

ARTICLE 9. CONTRIBUTION LIMITATIONS.........................................................32
      9.1. 401(k) Contribution Dollar Limitation............................................32
      9.2. Actual Deferral Percentage Limitations...........................................32
      9.3. Actual Contribution Percentage Limitations.......................................35
      9.4. Multiple Use Limitation..........................................................37
      9.5. Earnings or Losses on Excess Contributions.......................................39
      9.6. Annual Additions Limitation......................................................39
      9.7. Administrator's Discretion.......................................................41

ARTICLE 10. ADOPTION, AMENDMENT AND TERMINATION.............................................42
      10.1.Adoption by Affiliated Organizations.............................................42
      10.2.Authority to Amend and Procedure.................................................42
      10.3.Authority to Terminate and Procedure.............................................43
      10.4.Vesting Upon Termination, Partial Termination or Discontinuance of
           Contributions....................................................................43
      10.5.Distribution Following Termination, Partial Termination or
           Discontinuance of Contributions..................................................43

ARTICLE 11. PLAN ADMINISTRATION.............................................................44
      11.1.Retirement Committee.............................................................44
      11.2.Operation of Committee...........................................................44
      11.3.Duties of Administrator..........................................................45
      11.4.Delegation.......................................................................45
      11.5.Reports and Records..............................................................46
      11.6.Compensation.....................................................................46
      11.7.Professional Assistance..........................................................46
      11.8.Payment Of Administrative Costs..................................................46
      11.9 Indemnification..................................................................46
      11.10Claims Procedure.................................................................47
      11.11Limitations on Certain Actions...................................................47


                                       ii
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
      11.12Correction of Errors.............................................................48
      11.13Standards for Elections, Directions and Similar Actions..........................48

ARTICLE 12. MISCELLANEOUS...................................................................49
      12.1.Merger, Consolidation, Transfer of Assets........................................49
      12.2.Limited Reversion of Fund........................................................49
      12.3.Top-Heavy Provisions.............................................................49
      12.4.No Employment Rights Created.....................................................53
      12.5.Special Provisions...............................................................53
      12.6.Qualified Military Service.......................................................53
      12.7.Short Plan Years.................................................................55

ARTICLE 13. DEFINITIONS, CONSTRUCTION AND INTERPRETATIONS...................................56
      13.1.Definitions......................................................................56
      13.2.Construction and Interpretations.................................................64

EXHIBIT A..................................................................................A-1

                              ARBITRON 401(K) PLAN


                                   ARTICLE 1

                             DESCRIPTION AND PURPOSE

1.1.    PLAN NAME.  The name of the Plan is the "Arbitron 401(k) Plan."

1.2. PLAN DESCRIPTION. The Plan is a profit sharing plan providing for 401(k) Contributions pursuant to a qualified cash or deferred arrangement and Matching Contributions. The Plan is intended to qualify under Code section 401(a) and to satisfy the requirements of Code sections 401(k) and 401(m). Although the Plan is a profit sharing plan, a Participating Employer may make contributions to the Plan even though it has no current or accumulated earnings or profits.

1.3.    PLAN BACKGROUND.

        (a) The Company, formerly known as Ceridian Corporation, previously maintained the Ceridian 401(k) Plans. Prior to the spin-off by the Company of all of the outstanding stock of New Ceridian Corporation, a Delaware corporation and wholly owned subsidiary of the Company (the "New Ceridian Spin-off"), the Company transferred sponsorship of the Ceridian 401(k) Plans to New Ceridian Corporation. Following the New Ceridian Spin-off, the Company was renamed Arbitron Inc. and New Ceridian Corporation was renamed Ceridian Corporation.

        (b) The Company established the Plan effective as of March 31, 2001 and assets and liabilities under the Ceridian 401(k) Plans attributable to participants in the Ceridian 401(k) Plans who were Employees at the effective time of the New Ceridian Spin-off, and to certain participants in the Ceridian 401(k) Plans who had terminated employment prior to the effective time of the New Ceridian Spin-off, were transferred to Trust as of the Transfer Date. With respect to the participants in the Ceridian 401(k) Plans whose account balances were transferred to the Plan, the Plan is a successor to the Ceridian 401(k) Plans.

                                   ARTICLE 2

                                   ELIGIBILITY

2.1.    ENTRY.

        (a) An Employee will become a Participant on the first day on or after the Effective Date on which he or she completes an Hour of Service as a Qualified Employee.

        (b) Notwithstanding Subsection (a), in conjunction with an acquisition, the Administrator may specify an entry date that is later than the date specified in Subsection (a) but such date may not be later than the first anniversary of the acquisition date and the later entry date must be applicable to all individuals who became Employees in connection with the acquisition.

        (c) An individual who, on March 31, 2001, is a former Employer or an Employee who is not a Qualified Employee and whose account under the Ceridian 401(k) Plan is transferred to the Plan in connection with the New Ceridian Spin-off will become a Participant on the effective date of the transfer, unless he or she becomes a Participant before then pursuant to Subsection
                (a).

2.2. TRANSFER AMONG PARTICIPATING EMPLOYERS. A Participant who transfers from one Participating Employer to another Participating Employer as a Qualified Employee will participate in the Plan for the Plan Year during which the transfer occurs on the basis of his or her separate Eligible Earnings for the Plan Year from each Participating Employer.

2.3. MULTIPLE EMPLOYMENT. A Participant who is simultaneously employed as a Qualified Employee with more than one Participating Employer will participate in the Plan as a Qualified Employee of all of his or her Participating Employers on the basis of his or her separate Eligible Earnings from each Participating Employer.

2.4. REENTRY. An Active Participant who ceases to be a Qualified Employee will resume active participation in the Plan on the first following day on which he or she completes an Hour of Service as a Qualified Employee.

2.5. CONDITION OF PARTICIPATION. Each Qualified Employee, as a condition of participation, is bound by all of the terms and conditions of the Plan and must furnish to the Administrator such pertinent information and execute such instruments as the Administrator may require.

2.6. TERMINATION OF PARTICIPATION. A Participant will cease to be a Participant as of the later of the date on which:

        (a)     he or she ceases to be a Qualified Employee; or



                                       2
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        (b)     all benefits, if any, to which he or she is entitled under the
                Plan have been forfeited or distributed.

                                   ARTICLE 3

                                  CONTRIBUTIONS

3.1.    401(k) CONTRIBUTIONS.

        (a) Subject to the limitations described in Article 9, for each Plan Year an Active Participant's Participating Employer will make 401(k) Contributions on behalf of the Participant in the amount by which the Participant's Eligible Earnings from the Participating Employer for the Plan Year have been reduced in accordance with the succeeding provisions of this section. 401(k) Contributions will be paid to the Trustee as soon as administratively practicable after the date on which the Active Participant would have received the Eligible Earnings but for his or her election pursuant to this section but in no case later than the fifteenth business day of the month following the month during which the Participant would have received the Eligible Earnings but for his or her election pursuant to this section.

        (b) Except as provided in Subsection (c), a Participant's Eligible Earnings will be reduced in accordance with the rules in this subsection. A reference in this section to an election to make 401(k) Contributions means that the Participant has elected to have his or her Eligible Earnings reduced in consideration of the Participating Employer's obligation to make 401(k) Contributions in the same amount on the Participant's behalf.

                (i) An Active Participant may elect to make 401(k) Contributions in any one percent increment from one percent to a maximum percentage specified in Plan Rules and the elected percentage will automatically apply to the Active Participant's Eligible Earnings as adjusted from time to time. Plan Rules may specify a maximum percentage for Active Participants who are Highly Compensated Employees that is less than the maximum percentage specified for Active Participants who are not Highly Compensated Employees. No 401(k) Contributions will be made on behalf of a Participant with respect to a period during which he or she is not an Active Participant.

                (ii) An Active Participant's election to commence 401(k) Contributions pursuant to clause (i) will become effective at the time and manner specified in Plan Rules after the Administrator receives a complete and accurate election.

                (iii) An Active Participant may elect to change the percentage rate of his or her 401(k) Contributions. The election will become effective at the time and manner specified in Plan Rules after the Administrator receives a complete and accurate election of such change.

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                (iv)    401(k) Contributions for an Active Participant who makes
                        a hardship withdrawal under Section 6.1 will be automatically suspended for the 12-month period beginning on the date of the withdrawal distribution. Following the suspension period the Active Participant may again elect 401(k) Contributions in accordance with clause (iii).

        (c) Elections pursuant to this section and Eligible Earnings reductions must be made in accordance with and are subject to Plan Rules. Only Eligible Earnings payable after an Active Participant's complete and accurate election has been received and become effective will be reduced pursuant to the election. If any election is not processed on a timely basis, or if, for any reason, an Active Participant's Eligible Earnings are not reduced in accordance with the Participant's election, no retroactive adjustments will be made to take into account the effect of any such delay or failure. Plan Rules, however, may permit an Active Participant to elect to make 401(k) Contributions from his or her Eligible Earnings payable during any remaining portion of the Plan Year during which the delay or failure occurred at more than the otherwise applicable maximum percentage to adjust for the effect of the delay or failure so long as the total reductions for the Plan Year do not exceed the applicable maximum percentage or the limitations described in
                Article 9.

3.2.    MATCHING CONTRIBUTIONS.

        (a)     Subject to Subsection (d) and the limitations described in
                Article 9, the Participating Employer of an Active Participant other than an SBC Participant will make a Basic Matching Contribution on behalf of the Participant for a given calendar month in an amount, if any, equal to a specified percentage of the "applicable portion," as defined in Subsection (e), of the Participant's 401(k) Contributions for the month, such percentage with respect to all months during a Plan Year to be specified by the Participating Employer. Subject to Subsection
                (d) and the limitations described in Article 9, if, as of the end of any month during a Plan Year, the aggregate amount of Basic Matching Contributions made on behalf of an Active Participant is less than the specified percentage of the applicable portion of the Participant's 401(k) Contributions for the portion of the Plan Year through the end of such month, the Participating Employer will make an additional Basic Matching Contribution on behalf of the Active Participant in an amount equal to the difference. An SBC Participant is not eligible to share in Basic Matching Contributions.

        (b)     Subject to Subsection (d) and the limitations described in
                Article 9, the Participating Employer of an eligible Active Participant other than an SBC Participant will make a Performance-Based Matching Contribution on behalf of the Participant in an amount, if any, equal to a specified percentage of the "applicable portion," as defined in Subsection
                (e), of the Participant's 401(k) Contributions for the Plan Year, such percentage to be specified by the Participating Employer. (In the case of a Participant whose Accounts were transferred from a Ceridian 401(k) Plan to the Plan as of the Transfer Date as described in Section 1.3(b), the Participant's pre-tax contributions to the Ceridian 401(k) Plan for the period from January 1, 2001 through March 30, 2001 will be treated as 401(k) Contributions to the Plan for the purpose of the Performance-Based Matching Contribution, if any, to the Plan for the 2001 Plan Year.) To be eligible to share in a Performance-Based Matching Contribution for a given Plan Year, an Active Participant must have either been:

                (i) Actively employed with an Affiliated Organization on the last day of the Plan Year; or

                (ii) On a leave of absence on the last day of the Plan Year due to

                        (1) military or jury service which is required by applicable law to be treated as an authorized leave, or any other absence required by applicable law or contractual undertaking to be treated as an authorized leave,

                        (2) a leave of absence authorized for medical reasons, public service, social service or educational purposes, which is granted under rules applied uniformly to all Employees,

                        (3) any other leave of absence authorized by an Affiliated Organization, which is granted under rules applied uniformly to all Employees or

                        (4) a layoff, but only to the extent it does not exceed six months' duration.

                An SBC Participant is not eligible to share in Performance-Based Matching Contributions.

        (c) A Participating Employer's Matching Contributions for a Plan Year will be paid to the Trustee on such date or dates during or following such Plan Year as the Participating Employer may elect but in no case more than 12 months after the end of the Plan Year.

        (d) No Matching Contribution will be made with respect to any portion of a Participant's 401(k) Contributions returned to the Participant pursuant to Article 9. For this purpose, 401(k) Contributions with respect to which no Matching Contributions are made for a Plan Year will be deemed to be the first such contributions returned to the Participant. If the Administrator determines that Matching Contributions that have been added to a Participant's Account should not have been added by reason of this subsection, the contributions, increased by Fund earnings or decreased by Fund losses attributable to the contributions, as determined under Section 9.5, will be subtracted from the Account as soon as administratively practicable after the determination is made and will be applied to satisfy the contribution obligations of the Participating Employer that made the excess contributions for the Plan Year for which the

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                excess contributions were made. If, because of the passage of time, the excess cannot be applied in this way, the excess will be allocated, in the discretion of the Administrator:

                (i) among the Basic Matching Accounts or Performance-Based Matching Accounts, as determined by the Administrator, of all Participants who made 401(k) Contributions for the Plan Year as Qualified Employees of the Participating Employer in proportion to such 401(k) Contributions up to the "applicable portion," as defined in Subsection (e), of the Participant's 401(k) Contributions for the Plan Year; or

                (ii)    as a corrective contribution pursuant to Section 3.4.

        (e)     The "applicable portion" with respect to a Participant is:

                (i) the portion of the Participant's 401(k) Contributions for the period in question which does not exceed three percent of his or her Eligible Earnings for the period in the case of a Participant who is a participant in the Arbitron Retirement Plan; or

                (ii) the portion of the Participant's 401(k) Contributions for the period in question which does not exceed six percent of his or her Eligible Earnings for the period in the case of a Participant who is not a participant in the Arbitron Retirement Plan.

        (f) Notwithstanding any other provision of this section to the contrary, a Participant covered by a collective bargaining agreement between his or her bargaining representative and a Participating Employer is eligible for Matching Contributions only if and to the extent provided in the collective bargaining agreement.

3.3.    ROLLOVERS.

        (a) With the prior consent of the Administrator, an Active Participant may contribute to the Trust, in a direct rollover pursuant to Code section 401(a)(31) or within 60 days of receipt:

                (i) an amount paid or distributed out of an individual retirement account to which the only contributions have been one or more Eligible Rollover Distributions; or

                (ii) an Eligible Rollover Distribution from such a qualified plan.

        (b) Any contribution to the Trust pursuant to this section must be made in cash and will be added to the Participant's Rollover Account.

3.4.    CORRECTIVE CONTRIBUTIONS.

        (a) For any Plan Year, a Participating Employer may, but is not required to, contribute to the Basic Matching Accounts of Active Participants who are not Highly Compensated Employees, or any group of such Participants identified by the Administrator, such amounts as the Participating Employer deems advisable to assist the Plan in satisfying the requirements of Section 9.2, 9.3 or 9.4, or any other requirement under the Code or Treasury Regulations, for the Plan Year.

        (b) Contributions pursuant to this section will be allocated in accordance with one or more of the following clauses, as determined by the Administrator.

                (i) Contributions pursuant to this section which are allocated pursuant to this clause (i) will be allocated among the Basic Matching Accounts of the Participants eligible to share in the allocation who made 401(k) Contributions for the Plan Year in proportion to such 401(k) Contributions up to the "applicable portion," as defined in Section 3.2(e), of the Participant's 401(k) Contributions for the Plan Year.

                (ii) Contributions pursuant to this section which are allocated pursuant to this clause (ii) will be allocated among the Basic Matching Accounts of Participants eligible to share in the allocation who made 401(k) Contributions for the Plan Year by starting with the eligible Participant with the lowest Eligible Earnings for the Plan Year and allocating to that Participant the maximum amount permitted by Section 9.6 and continuing successively with the eligible Participants with the next lowest Eligible Earnings for the Plan Year until the amount to be allocated pursuant to this clause (ii) has been fully allocated.

                (iii) Contributions pursuant to this section which are allocated pursuant to this clause (iii) will be allocated among the Basic Matching Accounts of the Participants eligible to share in the allocation who made 401(k) Contributions for the Plan Year on a per capita basis.

                                   ARTICLE 4

                             ACCOUNTS AND VALUATION

4.1.    ESTABLISHMENT OF ACCOUNTS.

        (a) For each Participant, the following Accounts will be established and maintained:

                (i) A 401(k) Contribution Account, to which there will be added any 401(k) Contributions made on the Participant's behalf;

                (ii) A Basic Matching Account, to which there will be added any Basic Matching Contributions made on the Participant's behalf;

                (iii) A Performance-Based Matching Account, to which there will be added any Performance-Based Matching Contributions made on the Participant's behalf; and

                (iv) A Rollover Account, to which there will be added any rollover contribution made by the Participant pursuant to Section 3.3.

        (b) In connection with the transfer of assets and liabilities from the Ceridian 401(k) Plans to the Plan as described in Section 1.3(b), a Participant's accounts under a Ceridian 401(k) Plan as of the Transfer Date will, on or as soon as administratively practicable after the Transfer Date, be added to his or her Accounts under the Plan as follows:

                (i) his or her "pre-tax contribution account" balance will be added to his or her 401(k) Contribution Account;

                (ii) his or her "basic matching account" balance will be added to his or her Basic Matching Account;

                (iii) his or her "performance-based matching account" balance will be added to his or her Performance-Based Matching Account; and

                (iv) his or her "general rollover account" balance will be added to his or her Rollover Account.

        (c) One or more additional accounts may be established and maintained for any Participant or group of similarly situated Participants in connection with the merger of another plan into the Plan, in which case provisions of the Plan applicable solely to such accounts will be set forth on an exhibit to the Plan in accordance with Section 12.5.

4.2.    VALUATION AND ACCOUNT ADJUSTMENT.

        (a) Subject to Subsection (b), at such intervals as specified in Plan Rules, but at least annually, each Participant's Accounts within each investment fund established pursuant to Section 5.1 will be adjusted, in a manner determined by the Administrator to be uniform and equitable with respect to the Accounts being adjusted at the time in question, for income, expense, gains and losses of the investment fund, as well as contributions, withdrawals, loans, loan repayments, satisfaction of unpaid indebtedness in accordance with Section 6.6(d), distributions and other activity, since the last prior adjustment.

        (b) The portion of a Participant's Accounts invested in Company Stock, Ceridian Stock or publicly traded mutual funds will be accounted for in a uniform and equitable manner on the basis of the number of full and fractional Company Stock, Ceridian Stock or mutual fund shares credited to the Accounts. Cash dividends attributable to shares of Company Stock or publicly traded mutual fund shares will be added to Participants' Accounts on or as soon as administratively practicable after the date of payment of such dividends and will be reinvested, to the extent practicable, in full and fractional shares of Company Stock or mutual fund shares, as the case may be, as soon as administratively practicable after the dividends are received by the Trustee. Cash dividends attributable to Ceridian Stock will be added to Participants' Accounts on or as soon as administratively practicable after the date of payment of such dividends and will be invested as soon as administratively practicable after the dividends are received by the Trustee in accordance with each Participant's most recent investment directions with respect to new contributions under the Plan. Stock dividends attributable to Company Stock or Ceridian Stock will be added to Participants' Accounts in accordance with the number of full and fractional shares of Company Stock or Ceridian Stock, as the case may be, held in each Participant's Account on the date of the payment of such dividends.

4.3. ALLOCATIONS DO NOT CREATE RIGHTS. The fact that allocations are made and credited to the Accounts of a Participant does not vest in the Participant any right, title or interest in or to any portion of the Fund except at the time or times and upon the terms and conditions expressly set forth in the Plan. Notwithstanding any allocation or addition to the Account of any Participant, the issuance of any statement to the Participant or a Beneficiary of a deceased Participant or the distribution of all or a portion of any Account balance, the Administrator may direct the Account to be adjusted to the extent necessary to correct any error in the Account, whether caused by misapplication of any provision of the Plan or otherwise, and may recover from the Participant or Beneficiary the amount of any excess distribution.

                                   ARTICLE 5

                        PARTICIPANT INVESTMENT DIRECTION

5.1.    ESTABLISHMENT OF INVESTMENT FUNDS.

        (a) In order to allow each Participant to determine the manner in which his or her Accounts will be invested, the Trustee will maintain, within the Trust, three or more separate investment funds of such nature and possessing such characteristics as the Committee may specify from time to time. Each Participant's Accounts will be invested in the investment funds in the proportions directed by the Participant in accordance with the procedures set forth in Sections 5.2 and 5.3. The Committee may, from time to time, direct the Trustee to establish additional investment funds or to terminate any existing investment fund.

        (b) Notwithstanding any other provision of the Plan to the contrary, the Committee may direct the Trustee to suspend Participant investment activity (including such activity in connection with the withdrawals, loans and distributions) in any or all investment funds, or impose special rules or restrictions of uniform application, for a period determined by the Committee to be necessary in connection with:

                (i)     the establishment or termination of any investment fund;

                (ii) the receipt by the Trustee from, or transfer by the Trustee to, another trust of account balances in connection with an acquisition or divestiture or otherwise;

                (iii)   a change of Trustee, investment manager or recordkeeper;
                        or

                (iv) such other circumstances determined by the Committee as making such suspension or special rules or restrictions necessary or appropriate.

                In connection with the transfer of assets and liabilities from the Ceridian 401(k) Plans to the Plan as of the Transfer Date, no transfers pursuant to Section 5.3 or withdrawals, loans or distributions will be permitted from the Effective Date through a date specified in Plan Rules.

        (c) In connection with the transfer of assets and liabilities from the Ceridian 401(k) Plans to the Plan as described in Section 1.3(b):

                (i) Any promissory note evidencing an outstanding loan to a Participant under a Ceridian 401(k) Plan will be transferred from the applicable Ceridian 401(k) Plan trust to the Trust as the successor to the applicable Ceridian 401(k) Plan trust;

                (ii) Shares of Company Stock or Ceridian Stock credited to a Participant's accounts pursuant to a Ceridian 401(k) Plan will be transferred from the applicable Ceridian 401(k) Plan trust to the Trust; and

                (iii) Shares of any publicly traded mutual fund credited to a Participant's accounts under a Ceridian 401(k) Plan will be transferred from the applicable Ceridian 401(k) Plan trust to the Trust;

                subject, in each case, to a Participant's right to make transfers pursuant to Section 5.3 following the end of the period during which transfer activity is suspended in connection with the transfer of assets and liabilities from the Ceridian 401(k) Plans to the Plan.

5.2.    CONTRIBUTION INVESTMENT DIRECTIONS.

        (a) In conjunction with a Participant's enrollment in the Plan, contributions (other than rollover contributions) will initially be invested in one investment fund designated in Plan Rules.

        (b) On and after a date specified in Plan Rules following a Participant's enrollment in the Plan, a Participant may direct a change in the manner in which future contributions credited to his or her Accounts will be invested among the investment funds maintained pursuant to Section 5.1. Such a direction will become effective at the time and manner specified in Plan Rules after the Trustee receives a complete and accurate direction.

        (c) Plan Rules will include procedures pursuant to which Participants are provided with the opportunity to obtain written confirmation of investment directions made pursuant to this section.

5.3.    TRANSFER AMONG INVESTMENT FUNDS.

        (a) A Participant may direct the transfer of his or her Accounts among the investment funds maintained pursuant to Section 5.1. Such a direction will become effective at the time and manner specified in Plan Rules after the Trustee receives a complete and accurate direction.

        (b) Plan Rules will include procedures pursuant to which Participants are provided with the opportunity to obtain written confirmation of investment directions made pursuant to this section.

        (c) Plan Rules may impose uniform limitations and restrictions applicable to transfers into and out of specific investment funds.

5.4.    COMPANY STOCK FUND RULES.

        (a)     The Trustee will establish as one of the investment funds under
                Section 5.1, a fund, designated as the Company Stock Fund, which will be invested entirely in shares of Company Stock except for cash held pending acquisition of shares of Company Stock or transfers or cash distributions from the Company Stock Fund.

        (b) Each Participant having an interest in the Company Stock Fund will be afforded the opportunity to direct the manner in which shares of Company Stock credited to his or her Accounts will be voted in connection with all stockholder actions of the Company. In the event of a public tender or exchange offer for shares of Company Stock, each Participant will be entitled to direct whether or not the shares of the Company Stock credited to his or her Accounts will be tendered for sale or exchange in connection with such offer. A Participant will be a "named fiduciary" within the meaning of ERISA section 403(a)(1) for the purpose of directing the voting and tendering of Company Stock credited to his or her Accounts. Voting and tender decisions will be effected in accordance with the following rules.

                (i) The Administrator will, prior to each meeting of the stockholders of the Company, cause to be furnished to each such Participant a copy of the proxy solicitation materials, together with a form requesting confidential directions on how the shares of Company Stock credited to his or her Accounts will be voted on each matter to be brought before such meeting. The Administrator will use his or her best efforts to ensure that each such Participant receives such information as will be distributed to stockholders of the Company in connection with any public tender or exchange offer for shares of Company Stock and that each receives a form on which confidential directions may be provided to the Trustee.

                (ii) The Trustee will hold all directions received from Participants pursuant to this section in strict confidence and will not disclose any such direction to any person unless the Trustee determines such disclosure is required to comply with applicable law.

                (iii) The Trustee will vote the number of full and fractional shares credited to each Participant's Accounts as directed by the Participant if the direction is received in time for the direction to be processed. In the case of a public tender or exchange offer, the Trustee will tender the shares credited to the Participant's Accounts if so directed by the Participant, and will not tender shares credited to the Accounts of a Participant who either directs that such shares not be tendered or does not furnish a timely direction to the Trustee.

                (iv) The Trustee will vote any Company Stock that has not been credited to any Participant's Account and any Company Stock with respect to which it does not receive timely directions in accordance with the provisions of the Trust Agreement. The Trustee will tender for sale or exchange in a public tender or exchange offer the same proportion of any shares not credited to an Account as it tenders of shares credited to the Accounts of Participants.

5.5.    CERIDIAN STOCK FUND RULES.

        (a)     The Trustee will establish as one of the investment funds under
                Section 5.1, a fund, designated as the Ceridian Stock Fund, which will be invested entirely in shares of Ceridian Stock except for cash held pending transfers or cash distributions from the Ceridian Stock Fund.

        (b) The Ceridian Stock Fund will be terminated as of March 30, 2002 (unless terminated sooner by the Committee pursuant to Section 5.1(b)). Any shares of Ceridian Stock remaining in the Ceridian Stock Fund on March 30, 2002 will be sold on or as soon as administratively practicable after March 30, 2002 and the net proceeds of the sale will be transferred to another investment fund designated in Plan Rules.

        (c) Notwithstanding Sections 5.2 and 5.3, no contributions or transfers may be made to the Ceridian Stock Fund.

        (d) Each Participant having an interest in the Ceridian Stock Fund will be afforded the opportunity to direct the manner in which shares of Ceridian Stock credited to his or her Accounts will be voted in connection with all stockholder actions of Ceridian Corporation. In the event of a public tender or exchange offer for shares of Ceridian Stock, each Participant will be entitled to direct whether or not the shares of Ceridian Stock credited to his or her Accounts will be tendered for sale or exchange in connection with such offer. A Participant will be a "named fiduciary" within the meaning of ERISA section 403(a)(1) for the purpose of directing the voting and tendering of Ceridian Stock credited to his or her Accounts. Voting and tender decisions will be effected in accordance with the following rules.

                (i) The Administrator will, prior to each meeting of the stockholders of Ceridian Corporation, cause to be furnished to each such Participant a copy of the proxy solicitation materials, together with a form requesting confidential directions on how the shares of Ceridian Stock credited to his or her Accounts will be voted on each matter to be brought before such meeting. The Administrator will use his or her best efforts to ensure that each such Participant receives such information as will be distributed to stockholders of Ceridian Corporation in connection with any public tender or exchange offer for shares of Ceridian Stock and that each receives a form on which confidential directions may be provided to the Trustee.

                (ii) The Trustee will hold all directions received from Participants pursuant to this section in strict confidence and will not disclose any such direction to any person unless the Trustee determines such disclosure is required to comply with applicable law.

                (iii) The Trustee will vote the number of full and fractional shares credited to each Participant's Accounts as directed by the Participant if the direction is received in time for the direction to be processed. In the case of a public tender or exchange offer, the Trustee will tender the shares credited to the Participant's Accounts if so directed by the Participant, and will not tender shares credited to the Accounts of a Participant who either directs that such shares not be tendered or does not furnish a timely direction to the Trustee.

                (iv) The Trustee will vote any Ceridian Stock that has not been credited to any Participant's Account and any Ceridian Stock with respect to which it does not receive timely directions in accordance with the provisions of the Trust Agreement. The Trustee will tender for sale or exchange in a public tender or exchange offer the same proportion of any shares not credited to an Account as it tenders of shares credited to the Accounts of Participants.

5.6. INVESTMENT DIRECTION RESPONSIBILITY RESIDES WITH PARTICIPANTS. The Plan is intended to constitute a plan described in ERISA section 404(c). Accordingly, neither the Committee, the Administrator, the Trustee nor the Participating Employers have any authority, discretion, responsibility or liability with respect to a Participant's selection of the investment funds in which his or her Accounts will be invested, the entire authority, discretion and responsibility for, and any results attributable to, the selection being that of the Participant.

5.7. BENEFICIARIES AND ALTERNATE PAYEES. Solely for purposes of this article, the term "Participant" includes the Beneficiary of a deceased Participant and an alternate payee under a qualified domestic relations order within the meaning of Code section 414(p) unless otherwise provided in such order, but only after:

        (a) the Administrator has determined the identity of the Beneficiary and the amount of the Account balance to which he or she is entitled in the case of a Beneficiary of a deceased Participant; or

        (b) the Administrator has, in accordance with Plan Rules, made a final determination that the order is a qualified domestic relations order and all rights to contest such determination in a court of competent jurisdiction within the time prescribed by Plan Rules have expired or been exhausted in the case of an alternate payee.

                                   ARTICLE 6

                     WITHDRAWALS DURING EMPLOYMENT AND LOANS

6.1.    HARDSHIP WITHDRAWALS FROM 401(k) CONTRIBUTION ACCOUNT.

        (a) Subject to the provisions of Section 6.4, a Participant who is an Employee may make a hardship withdrawal from his or her 401(k) Contribution Account in accordance with this section. A hardship withdrawal will be permitted only if the Administrator determines that the withdrawal is made on account of an immediate and heavy financial need of the Participant and is necessary to satisfy such financial need.

        (b) A withdrawal will be deemed to be made on account of an immediate and heavy financial need only if it is determined by the Administrator to be on account of:

                (i) expenses for medical care, described in Code section 213(d), incurred or to be incurred by the Participant, the Participant's spouse or the Participant's dependent (as defined in Code section 152);

                (ii) costs directly related to the purchase (excluding mortgage payments) of a principal residence of the Participant;

                (iii) payment of tuition, related educational fees and room and board expenses for the next 12 months of post-secondary education for the Participant or his or her spouse, child or other dependent (as defined in Code section 152); or

                (iv) payments necessary to prevent the eviction of the Participant from his or her principal residence or foreclosure on the mortgage on the Participant's principal residence.

        (c) A withdrawal will be deemed to be necessary to satisfy the immediate and heavy financial need of the Participant only if the Administrator determines that each of the requirements in this subsection is satisfied.

                (i) The distribution is not more than the sum of the amount of the immediate and heavy financial need of the Participant plus an amount to pay any federal, state or local taxes or penalties that the Participant will incur in connection with the distribution or to satisfy withholding obligations in connection with the distribution, as determined by the Administrator in accordance with Plan Rules.

                (ii) The Participant has received all withdrawals and has taken all nontaxable loans available under the Plan and all other qualified plans maintained by any Affiliated Organization.

                (iii) All 401(k) Contributions and all elective deferrals and after-tax employee contributions by or on behalf of the Participant under any other qualified or nonqualified plan of deferred compensation maintained by any Affiliated Organization are suspended for a period of 12 months following the date of the distribution.

                (iv) For the Participant's taxable year following the taxable year during which he or she received the withdrawal distribution, the amount of elective deferrals under all qualified plans maintained by any Affiliated Organization (including 401(k) Contributions pursuant to the Plan) that may be made on the Participant's behalf under Code section 402(g) is reduced by the amount of such elective deferrals made on the Participant's behalf for the taxable year during which he or she received the distribution.

        (d) The Administrator's determination of the existence of a Participant's financial hardship and the amount that may be withdrawn to satisfy the need created by such hardship will be made in accordance with Treasury Regulations, and is final and binding on the Participant. The Administrator may require the Participant to make representations and certifications concerning his or her entitlement to a withdrawal pursuant to this section and is entitled to rely on such representations and certifications unless the Administrator has actual knowledge to the contrary. The Administrator is not obligated to supervise or otherwise verify that amounts withdrawn are applied in the manner specified in the Participant's withdrawal application.

        (e) The amount of any withdrawal pursuant to this section may not exceed:

                (i) in the case of a Participant whose pre-tax contribution account under a Ceridian 401(k) Plan was transferred to the Plan and credited to his or her 401(k) Contribution Account, the balance of the Participant's pre-tax contribution account under the Ceridian 401(k) Plan as of December 31, 1988, increased by the amount of pre-tax contributions made on the Participant's behalf under the Ceridian 401(k) Plan for the period from January 1, 1989 through March 30, 2001 and the amount of 401(k) Contributions made on the Participant's behalf pursuant to the Plan and reduced by the amount of pre-tax contributions distributed to the Participant pursuant to the Ceridian 401(k) Plan for the period from January 1, 1989 through March 30, 2001 and the amount of 401(k) Contributions distributed to the Participant pursuant to the Plan; and

                (ii) in the case of any other Participant, the amount of 401(k) Contributions made on the Participant's behalf pursuant to the Plan reduced by the amount of 401(k) Contributions distributed to the Participant pursuant to the Plan.

6.2.    WITHDRAWALS AFTER ATTAINING AGE 59-1/2. Subject to the provisions of
        Section 6.4, a Participant who is an Employee and has attained age 59-1/2 may withdraw all or any part of the vested balance of his or her Accounts.

6.3. WITHDRAWALS FROM ROLLOVER ACCOUNT. Subject to the provisions of Section 6.4, a Participant who is an Employee may withdraw all or any part of the balance of his or her Rollover Account.

6.4.    RULES FOR WITHDRAWALS.

        (a) Applications for withdrawals must be made in accordance with and are subject to Plan Rules.

        (b) A Participant's withdrawal application must specify the investment fund or funds from which the withdrawal distribution is to be made and a withdrawal distribution pursuant to Section
                6.2 will be made on a pro rata basis among the Participant's Accounts invested in that fund or funds.

        (c) A withdrawal distribution will be made as soon as administratively practicable after the Administrator's determination that the Participant is entitled to receive the withdrawal distribution.

        (d) All withdrawal distributions will be made in the form of a single payment.

        (e) To the extent that the Account from which a withdrawal distribution is made is invested in the Company Stock Fund immediately prior to the distribution, at the Participant's election, a withdrawal distribution pursuant to Section 6.2 or
                6.3 (but not a withdrawal distribution pursuant to Section 6.1) may be made in whole shares of Company Stock. To the extent that the Account from which a withdrawal distribution is made is invested in the Ceridian Stock Fund immediately prior to the distribution, at the Participant's election, a withdrawal distribution pursuant to Section 6.2 or 6.3 (but not a withdrawal distribution pursuant to Section 6.1) may be made in whole shares of Ceridian Stock. All other withdrawal distributions will be made in the form of cash.

        (f) A Participant may not withdraw the portion of his or her Accounts consisting of a note evidencing the unpaid balance of any loan made pursuant to the Plan.

        (g) The provisions of Section 8.8(a) apply to any withdrawal distribution that constitutes an Eligible Rollover Distribution.

        (h) If a Participant who is not a participant in the Arbitron Retirement Plan makes a withdrawal pursuant to Section 6.2 from his or her Performance-Based Matching Account, and he or she does not have a fully vested interest in the Account at the time of the withdrawal, his or her vested interest in the Account after the withdrawal will be determined in accordance with
                Section 7.3(b).

6.5. NO OTHER IN-SERVICE WITHDRAWALS. Except as otherwise expressly provided in the Plan, a Participant may not make withdrawals from his or her Basic Matching Account or Performance-Based Matching Account prior to his or her termination of employment.

6.6.    PLAN LOANS.

        (a) Each Participant or Beneficiary of a deceased Participant who is an Employee or is otherwise a "party in interest" within the meaning of ERISA, may borrow funds from his or her 401(k) Contribution Account and Rollover Account by submitting to the Administrator or the Administrator's designate a complete and accurate loan application, in accordance with and subject to Plan Rules, subject to the succeeding provisions of this section.

                (i) The amount of the loan may not cause the aggregate amount of outstanding loans to the borrower from the Plan to exceed the lesser of:

                        (1) $50,000, reduced by the excess (if any) of (A) the highest outstanding balance of all loans to the borrower from the Plan and all other qualified plans maintained by any Affiliated Organization during the 12-month period ending on the day before the date of the loan over (B) the outstanding balance of such loans on the date of the loan; and

                        (2) 50 percent of the aggregate balance of the borrower's 401(k) Contribution Account and Rollover Account as of the date on which the loan is made.

                (ii) No individual loan will be made in an amount less than $1000 and each loan must be in a multiple of $100.

                (iii) No borrower may have outstanding at any time more than two loans with a maturity of five years or less and one loan with a maturity of more than five years.

                (iv) A Borrower may not submit more than one loan application during any 30-day period.

                (v) No loan will be made to a Beneficiary prior to the Administrator's determination of the identity of an amount distributable to the Beneficiary.

                (vi) Loans will be charged first against a borrower's 401(k) Contribution Account until the balance of the 401(k) Contribution Account has been exhausted, and then against the borrower's Rollover Account. Any loan application fee charged by the Trustee or another third party will be charged against the borrower's Accounts in the same order.

                (vii) Loan proceeds and any loan application fee will be obtained on a pro rata basis from the investment fund or funds in which the borrower's Accounts are then invested.

        (b) Each loan will bear interest on the unpaid principal balance at a rate specified by the Administrator. The Administrator will specify a reasonable rate of interest to be effective with respect to loans made during the periods beginning on the dates specified in Plan Rules, but at least each January 1 and July 1, and the rate in effect when a loan is made will remain in effect for the term of the loan except as otherwise provided in the promissory note and security agreement. Interest will accrue from the date on which the first payment is due.

        (c) The borrower must execute a promissory note and security agreement provided by the Administrator, which:

                (i) Create in the Trust a valid first lien against the borrower's entire right, title and interest in and to his or her Accounts equal to the initial amount borrowed plus accrued interest thereon;

                (ii) Provide for a maturity date not to exceed five years from the date of the note unless the borrower certifies to the Administrator that the proceeds of the loan will be used to acquire a principal residence of the borrower within a reasonable time after the date of the loan, in which case the maturity date may not exceed 10 years from the date of the note; and

                (iii) Provide for payments of principal and interest in equal installments of such frequency, not less frequently than quarterly, in such minimum amounts and for such maximum period as Plan Rules prescribe.

        (d) Upon the occurrence of any "event of default," the unpaid balance of any Plan loan will be accelerated. Unless the borrower repays the full amount of the outstanding balance of the loan, the outstanding balance will be satisfied from any distribution then due and from the vested balance of the borrower's Accounts that could then be distributed to the borrower or his or her Beneficiary, with a corresponding reduction in the Account balance. The date on which repayment of any remaining part of such unpaid balance is due will be extended until the first date on which the borrower or his or her Beneficiary could receive a distribution from the Plan, on which date the unpaid indebtedness will be satisfied in full and the Account will be reduced by the amount of the unpaid indebtedness. An event of default with respect to a borrower is:
                (1) the death of the borrower; (2) the borrower's failure to make any payment when it is due (other than as provided in Subsection (e) and taking into account any grace period specified in the promissory note executed by the borrower or in Plan Rules); (3) the borrower's termination of employment; (4) the borrower's ceasing to be an Employee (including in connection with the transfer of the borrower's employment to the purchaser of any of the assets of an Affiliated Organization or continued employment with an organization after it ceases to be an Affiliated Organization); or (5) termination of the Plan.

        (e) An Employee borrower on unpaid leave of absence or layoff must continue making loan payments in accordance with his or her original loan payment schedule except as provided in this subsection.

                (i) If a borrower fails to make a scheduled payment during a temporary (i.e., 12 months or less) unpaid leave of absence or layoff: (1) interest will continue to accrue;
                        (2) the borrower must repay the missed payments (and accrued interest) in one lump sum payment within 30 days after he or she resumes paid employment; and (3) payroll deductions will resume immediately upon the borrower's return to paid employment. If the borrower does not repay the missed payments (and accrued interest) by the end of the 30-day period, the loan payment schedule will be recalculated based on all unpaid principal and accrued interest as of the first day following the 30-day period and payroll deductions will be adjusted to reflect the payments owed under the recalculated loan payment schedule.

                (ii) If a borrower remains on unpaid leave of absence or layoff on the first anniversary of the leave or layoff, the borrower's loan payment schedule will be recalculated and the borrower must immediately begin making monthly payments by check.

                (iii) Any payment schedule that is recalculated pursuant to clause (i) or clause (ii) will be recalculated using the original interest rate and the period remaining in the original term of the loan.

        (f) The Administrator will establish a means pursuant to which a borrower who is an Employee must make loan repayments by payroll deduction and any other borrower must make loan repayments by periodic remittals to the Administrator or the Administrator's designate. A borrower who is an Employee must execute an appropriate document under which all Affiliated Organizations are authorized to deduct from the borrower's pay the amount of payments due under the terms of any loan.

        (g) Before making any loan, the Administrator will deliver to the borrower a clear statement of the charges involved in the proposed loan transaction. The statement will include the dollar amount of the loan, the annual rate of the finance charge and the aggregate amount of the finance charge to the date of maturity.

        (h) Each loan will be a loan by the Trust, but for Trust accounting purposes the loan will be deemed made from the borrower's Accounts against which the loan is charged, and the note executed by the borrower will be deemed to be an asset of those Accounts. When a loan is made, the borrower's Accounts and any investment fund from which the loan proceeds are obtained will be reduced by an amount equal to the principal balance of the loan and a Loan Account will be established for the borrower with an initial balance equal to the principal amount of the loan. The Loan Account will be excluded for purposes of determining and allocating the net earnings (or losses) of the Trust pursuant to Section 4.2. A borrower's loan payments will be credited to the Accounts from which the loan proceeds were obtained in reverse of the order in which the loan was taken from the Accounts until the amount borrowed from the Accounts has been fully replaced by principal repayments. The Loan Account will be reduced by the amount of any principal payment on the loan. Repayments of loan principal and payments of interest will be invested as soon as administratively practicable following receipt by the Trustee in accordance with the borrower's most recent investment directions with respect to new contributions or in the absence of such a direction, in accordance with Plan Rules.

        (i) The outstanding balance of any loan, including any accrued interest, may be repaid in its entirety at any time without penalty. Partial prepayments will not be permitted.

        (j) A borrower must provide such other documents as may from time to time be required under Plan Rules.

        (k) Plan Rules may specify other terms and conditions as may be necessary or desirable for the administration of loans under this section.

        (l) Any promissory note evidencing a loan outstanding under a Ceridian 401(k) Plan that is transferred to the Plan as of the Transfer Date will, immediately after the transfer, remain outstanding in accordance with its terms but substituting the Trust for the Ceridian 401(k) Plan trust as payee of the note.

                                   ARTICLE 7

                             VESTING AND FORFEITURES

7.1.    VESTING.

        (a) A Participant always has a fully vested nonforfeitable interest in his or her 401(k) Contribution Account, Basic Matching Account and Rollover Account.

        (b) A Participant who is a participant in the Arbitron Retirement Plan always has a fully vested nonforfeitable interest in his or her Performance-Based Matching Account.

        (c) A Participant who is not a participant in the Arbitron Retirement Plan:

                (i) will acquire a fully vested nonforfeitable interest in his or her Performance-Based Matching Account upon attaining his or her Normal Retirement Date while he or she is, or before he or she became, an Employee;

                (ii) will acquire a fully vested nonforfeitable interest in his or her Performance-Based Matching Account if he or she dies or becomes Disabled while he or she is an Employee; and

                (iii) will acquire a vested nonforfeitable interest in his or her Performance-Based Matching Account to the extent provided in the following schedule if he or she terminates employment prior to his or her Normal Retirement Date other than by reason of his or her death or becoming Disabled.

                                                                     Vested
                             Full Years of Vesting Service Interest
                             --------------------------------------

                             Less Than Two Years                       0%
                             Two Years                                40%
                             Three Years                              60%
                             Four Years                               80%
                             Five or More Years                      100%

7.2.    FORFEITURE UPON DISTRIBUTION.

        (a) If a Participant described in Section 7.1(c)(iii) receives a distribution of the entire vested balance of his or her Accounts not later than the last day of the second Plan Year following the Plan Year during which he or she terminated employment, the nonvested portion of the Participant's Performance-Based Matching Account will, at the time of such distribution, be forfeited. A Participant described in Section 7.1(c)(iii) who has no vested interest in his or her Performance-Based Matching Account when he or she terminates employment will be deemed to have received a distribution of the entire vested balance of the Account at the time of his or her termination of employment.

        (b) If a Participant described in Subsection (a) resumes employment as a Qualified Employee and repays to the Trustee the full amount distributed before the earlier of (i) five years following the date of reemployment as a Qualified Employee or
                (ii) the date on which he or she incurs a Break in Service of five full years following the distribution, then the forfeited amount will be restored to the Participant's Performance-Based Matching Account, unadjusted for interest or any change in value occurring after the distribution. The restoration will be made from forfeitures that arise for the Plan Year for which such restoration is to be made. To the extent such forfeitures are insufficient for such purpose, the Participating Employer with whom the Participant was last employed as a Qualified Employee will contribute the amount required to restore the Account. A Participant described in the last sentence of Subsection (a) who is reemployed before incurring a Break in Service of five full years following the date of his or her termination of employment will be deemed to have repaid his or her deemed distribution upon his or her reemployment as a Qualified Employee.

        (c) If a Former Media Information Business Employee, as defined in Subsection (d), who received or was deemed to receive a distribution of his or her entire vested account balance under a Ceridian 401(k) Plan and forfeited the nonvested portion of his or her account balance prior to the effective time of the New Ceridian Spin-off becomes a Qualified Employee after the effective time of the New Ceridian Spin-off and repays to the Trustee the full amount distributed from the Ceridian 401(k) Plan before the earlier of (i) five years following the date of his or her employment as a Qualified Employee or (ii) the date on which he or she incurs a Break in Service of five full years following the date of the distribution from the Ceridian 401(k) Plan, then the forfeited portion of his or her account under the Ceridian 401(k) Plan will be restored in accordance with Subsection (b). A Former Media Business Employee described in the previous sentence who was deemed to receive a distribution of his or her vested account balance under the Ceridian 401(k) Plan, will be deemed to repay the deemed distribution upon his or her employment as a Qualified Employee. No other Participant may repay to the Trustee a distribution received from a Ceridian 401(k) Plan.

        (d) A Former Media Information Business Employee is an individual who, immediately prior to the effective time of the New Ceridian Spin-off, is a former employee of Ceridian Corporation or one of its subsidiaries who, immediately prior to his or her termination of employment, had employment duties principally related to the Media Information Business. For this purpose, Media Information Business means:

                (i) the provision of media and marketing research services to broadcasters, advertising agencies, advertisers, on-line webcasters and cable television in the United States, the United Kingdom, Japan and Mexico;

               (ii) through a joint venture the provision of media audience and consumer retail behavior research services to cable systems, television broadcasters, magazines and newspapers;

                (iii) the provision of application software used to access and analyze media audience information and through a joint venture software applications to access and analyze consumer retail behavior and media usage;

                (iv)    the business of

                        (1)     CSW Research Limited,

                        (2)     Ceridian Infotech (India) Private Limited,

                        (3)     Euro Fieldwork Limited and

                        (4)     Arbitron Holdings Inc.;

                (v) any other business conducted by Ceridian Corporation or its subsidiaries primarily through the use of assets treated by Ceridian Corporation or the subsidiaries as part of the Media Information Business.

7.3.    OTHER FORFEITURES.

        (a) Except as provided in Section 7.2, the nonvested portion of the Performance-Based Matching Account of a Participant described in
                Section 7.1(c)(iii) will continue to be held in a separate subaccount of the Account until the Participant incurs a Break in Service of five full years, at which time the subaccount balance will be forfeited. If the Participant resumes employment with an Affiliated Organization prior to incurring a Break in Service of five full years, the subaccount will be disregarded and the balance of the subaccount will be included in the Participant's Performance-Based Matching Account balance.

        (b) A Participant's vested interest in his or her Performance-Based Matching Account balance following a resumption of employment in accordance with Subsection (a) at any given time will not be less than the amount "X" determined by the formula: X = P(AB + (R x D)) - (R x D), where P is the Participant's vested percentage at the time of determination; AB is the Account balance at the time of determination; D is the amount of the distribution; and R is the ratio of the Account balance at the time of determination, to the subaccount balance immediately following the distribution.

7.4. APPLICATION OF FORFEITURES. All forfeitures occurring in a Plan Year will be allocated to a forfeiture account, invested in accordance with Plan Rules and applied as follows:

        (a) Such forfeitures will first be applied to restore the Accounts of Participants as provided in Sections 7.2(b) and 8.7;

        (b) At the direction of the Administrator, any remaining forfeitures may be used to pay expenses of administering the Plan; and

        (c) Any remaining forfeitures will be applied toward the amount of future Matching Contributions by the Participating Employers.

                                   ARTICLE 8

                         DISTRIBUTIONS AFTER TERMINATION

8.1.    TIME OF DISTRIBUTION.

        (a) Following a Participant's termination of employment, the Trustee will distribute to the Participant or, if the Participant has died, to his or her Beneficiary, the value of the Participant's vested interest in his or her Accounts. Subject to the remaining subsections of this section and Sections 8.2 and 8.8, distributions will be made in accordance with the following provisions.

                (i) If the aggregate balance of the Participant's vested interest in his or her Accounts is not more than $5000, distribution to the Participant will be made as soon as administratively practicable following the Participant's termination of employment.

                (ii) Except as provided in clause (i), distribution to the Participant will be made as soon as administratively practicable after the Administrator or the Administrator's designate receives the Participant's properly completed distribution request, but in no case later than the sixtieth day after the Plan Year during which the Participant terminates employment or attains age 65, whichever is later, unless the Participant elects to defer the distribution pursuant to Subsection
                        (b).

                (iii) Any distribution to the Participant's Beneficiary following the Participant's death will be made as soon as administratively practicable after the Administrator receives proof of the Participant's death in form satisfactory to the Administrator.

                (iv) If a contribution is allocated to a Participant's Account following the Participant's termination of employment and after his or her vested Account balance has been distributed, as soon as administratively practicable after the allocation is made, the vested balance of the Account will be distributed to the Participant, or to the Participant's Beneficiary in the case of the Participant's death.

        (b) Subject to the provisions of the other subsections of this section, a Participant described in Subsection (a)(ii) may elect to defer commencement of his or her distribution under the Plan by providing the Administrator or the Administrator's designate a written, signed statement specifying the date on which the payment is to be made; provided that the specified date may not be later than April 1 of the calendar year following the calendar year during which the Participant attains age 70-1/2. The statement must be provided to the Administrator or the Administrator's designate not later than the thirtieth day (or such later date as Plan Rules may allow) after the Plan Year during which the Participant terminates employment or attains age 65, whichever is later. Plan Rules may permit a Participant to modify the election in any manner determined by the Administrator to be consistent with Code section 401(a)(14) and corresponding Treasury Regulations and the other provisions of this section.

        (c) Notwithstanding Subsection (a), distribution to any Participant who is a "5-percent owner," within the meaning of the Code section 416, must begin not later than April 1 of the calendar year after the Participant attains age 70-1/2, whether or not the Participant has terminated employment, as if he or she had terminated employment on the last day of the Plan Year during which he or she attained age 70-1/2. After the initial distribution pursuant to this subsection and prior to the Participant's termination of employment, the Participant's entire Account balance, if any, will be distributed to the Participant not later than the last day of each Plan Year.

        (d) Notwithstanding any other provision of the Plan to the contrary, distributions (including payments pursuant to any annuity contract distributed pursuant to this section) will be made in accordance with regulations issued under Code section 401(a)(9), including Treasury Regulation section 401(a)(9)-2, and any provisions of the Plan reflecting Code section 401(a)(9) take precedence over any distribution options in the Plan that are inconsistent with Code section 401(a)(9).

8.2.    FORM OF DISTRIBUTION.

        (a) Any distribution pursuant to the Plan will be made in the form of a single lump sum payment.

        (b) Except as provided in Subsections (c) and (d), distributions will be made in the form of cash.

        (c) To the extent that the Account to be distributed is invested in the Company Stock Fund immediately prior to the distribution, at the election of the Participant or Beneficiary, as the case may be, the distribution may be made in whole shares of Company Stock.

        (d) To the extent that the Account to be distributed is invested in the Ceridian Stock Fund immediately prior to the distribution, at the election of the Participant or Beneficiary, as the case may be, the distribution may be made in whole shares of Ceridian Stock.

8.3.    BENEFICIARY DESIGNATION.

        (a) Each Participant may designate, on a form provided by the Administrator, one or more primary Beneficiaries or alternative Beneficiaries for all or a specified fractional part of his or her aggregate Accounts and may change or revoke any such designation from time to time. No such designation, change or revocation is effective unless executed by the Participant and received by the Administrator during the Participant's lifetime. Subject to Subsection (d), no such change or revocation requires the consent of any person.

        (b)     If a Participant

                (i)     fails to designate a Beneficiary, or

                (ii) revokes a Beneficiary designation without naming another Beneficiary or

                (iii) designates one or more Beneficiaries none of whom survives the Participant,

                for all or any portion of the Accounts, such Accounts or portion are payable to the first class of the following classes of automatic Beneficiaries that includes a member surviving the
                Participant:

                        Participant's spouse;
                        Participant's issue, per stirpes and not per capita; Participant's parents;
                        Participant's brothers and sisters;
                        Representative of Participant's estate.

        (c) When used in this section and, unless the designation otherwise specifies, when used in a Beneficiary designation, the term "per stirpes" means in equal shares among living children and the issue (taken collectively) of each deceased child, with such issue taking by right of representation; "children" means issue of the first generation; and "issue" means all persons who are descended from the person referred to, either by legitimate birth or legal adoption. The automatic Beneficiaries specified above and, unless the designation otherwise specifies, the Beneficiaries designated by the Participant, become fixed as of the Participant's death so that, if a Beneficiary survives the Participant but dies before the receipt of all payments due such Beneficiary, any remaining payments are payable to the representative of such Beneficiary's estate. Any designation of a Beneficiary by name that is accompanied by a description of relationship or only by statement of relationship to the Participant is effective only to designate the person or persons standing in such relationship to the Participant at the Participant's death.

        (d) Notwithstanding Subsection (a), no designation of a Beneficiary other than the Participant's spouse is effective unless such spouse consents to the designation. Any such consent is effective only with respect to the Beneficiary or class of Beneficiaries so designated and only with respect to the spouse who so consented.

        (e) Any beneficiary designation made pursuant to a Ceridian Corporation 401(k) Plan by a Participant whose accounts are transferred from the Ceridian 401(k) Plan to the Plan in connection with the New Ceridian Spin-off which remains in effect immediately prior to the transfer, will remain in effect for purposes of the Plan until changed or revoked pursuant to the Plan. For this purpose, a Beneficiary designation made by a Participant pursuant to the Plan prior to the effective date of the transfer of the Participant's accounts from a Ceridian 401(k) Plan to the Plan in connection with the New Ceridian Spin-off will, as of the effective date of the transfer, be deemed to be a revocation of the designation made pursuant to the Ceridian 401(k) Plan.

8.4.    ASSIGNMENT, ALIENATION OF BENEFITS.

        (a) Except as required under a qualified domestic relations order or by the terms of any loan from the Trust or to comply with a federal tax levy pursuant to Code section 6331, and except as otherwise provided in Code section 401(a)(13)(C), (i) no benefit under the Plan may in any manner be anticipated, alienated, sold, transferred, assigned, pledged, encumbered or charged, and any attempt to do so is void and (ii) no benefit under the Plan is in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefit.

        (b) To the extent provided in a qualified domestic relations order, distribution of benefits assigned to an alternate payee by such order may be distributed to the alternate payee in the form of a lump sum payment prior to the Participant's earliest retirement age. The terms "qualified domestic relations order," "alternate payee" and "earliest retirement age" have the meanings given in Code section 414(p).

8.5. PAYMENT IN EVENT OF INCAPACITY. If any person entitled to receive any payment under the Plan is physically, mentally or legally incapable of receiving or acknowledging receipt of the payment, and no legal representative has been appointed for such person, the Administrator in his or her discretion may (but is not required to) cause any sum otherwise payable to such person to be paid to any one or more of the following as may be chosen by the Administrator: the Beneficiaries, if any, designated by such person; the institution maintaining such person; a custodian for such person under the Uniform Transfers to Minors Act of any state; or such person's spouse, children, parents or other relatives by blood or marriage. Any such payment completely discharges all liability under the Plan to the person with respect to whom the payment is made to the extent of the payment.

8.6. PAYMENT SATISFIES CLAIMS. Any payment to or for the benefit of any Participant, or Beneficiary in accordance with the provisions of the Plan, to the extent of such payment, fully satisfies of all claims against the Trustee, the Administrator and the Participating Employers, any of whom may require the payee to execute a receipted release as a condition precedent to such payment.

8.7. DISPOSITION IF DISTRIBUTEE CANNOT BE LOCATED. If the Administrator is unable to locate a Participant or Beneficiary to whom a distribution is due, the amount that would otherwise be distributed to the Participant or Beneficiary will be forfeited, and the forfeited amount will be applied in accordance with Section 7.4. The forfeited amount will be restored to the Accounts from which the amount was forfeited, unadjusted for interest or any change in value occurring after the forfeiture, upon the Participant's or Beneficiary's claim for the benefit. The restoration will be made through funds available pursuant to Section 7.4(a). To the extent such funds are insufficient for such purpose, the Participating Employer with whom the Participant was last employed will contribute the amount required to restore the Accounts.

8.8.    DIRECT ROLLOVERS AND TRANSFERS.

        (a) To the extent a distribution is an Eligible Rollover Distribution, the Administrator will, if so instructed by the distributee in accordance with Plan Rules, direct the Trustee to make the distribution to an "eligible retirement plan," within the meaning of Code section 402(c)(8). Unless otherwise provided in Plan Rules, the foregoing provision will not apply (i) if the aggregate taxable distributions to be made to the distributee during the calendar year are less than $200, (ii) if less than the entire taxable amount of the distribution is to be distributed to the eligible retirement plan and the amount to be distributed to the eligible retirement plan is less than $500 or
                (iii) with respect to any portion of an Eligible Rollover Distribution that consists of an offset amount with respect to a Plan loan.

        (b) The Committee may direct the Trustee to transfer the balance of any or all of the Accounts of a Participant to the trustee of another plan if:

                (i) the other plan is a defined contribution plan qualified under Code section 401(a);

                (ii) the other plan satisfies the requirements set forth in Code sections 401(k) and 411(d)(6) with respect to the transferred Accounts to which such requirements are applicable; and

                (iii) the trustee of the other plan is willing to accept such transfer.

                                   ARTICLE 9

                            CONTRIBUTION LIMITATIONS

9.1.    401(k) CONTRIBUTION DOLLAR LIMITATION.

        (a) The aggregate amount of 401(k) Contributions and other "elective deferrals" (within the meaning of Code section 402(g)(3)) under any other qualified plan maintained by an Affiliated Organization with respect to a Participant for any taxable year of the Participant may not exceed the limitation in effect for the taxable year under Code section 402(g). The limitation for any Participant who received a hardship distribution under
                Section 6.1 will, for the year following the year in which such distribution was made, be reduced as provided in Section 6.1(c)(iv). If the limitation is exceeded for any taxable year of the Participant, all or a portion of the excess, as specified by the Company, increased by Fund earnings or decreased by Fund losses attributable to the excess as determined under Section 9.5, will be distributed to the Participant.

        (b) The amount distributed pursuant to this section to a Participant who has made elective deferrals for a taxable year other than pursuant to the Plan or another qualified plan maintained by an Affiliated Organization will, to the extent of such other elective deferrals, be determined in accordance with written instructions received by the Administrator from the Participant not later than March 1 of the following taxable year.

        (c) A distribution made pursuant to this section may be made at any time after the excess contributions are received, but not later than April 15 of the taxable year following the taxable year to which the limitation relates.

9.2.    ACTUAL DEFERRAL PERCENTAGE LIMITATIONS.

        (a) For each Plan Year, the Plan must satisfy the requirements of Code section 401(k)(3).

                (i) The Plan will satisfy the requirements of Code section 401(k)(3) for a Plan Year if, for that Plan Year, the Plan satisfies the requirements of Code section 410(b)(1) with respect to "eligible employees" and either of the following tests:

                        (1) the "actual deferral percentage" for the Plan Year for eligible employees who are Highly Compensated Employees for the Plan Year is not more than the product of the actual deferral percentage for the Plan Year for all eligible employees who are not Highly Compensated Employees for the Plan Year, multiplied by one and one-quarter; or

                        (2) the excess of the actual deferral percentage for the Plan Year for eligible employees who are Highly Compensated Employees for the Plan Year over the actual deferral percentage for the Plan Year for all eligible employees who are not Highly Compensated Employees for the Plan Year is not more than two percentage points and the actual deferral percentage for the Plan Year for eligible employees who are Highly Compensated Employees for the Plan Year is not more than the product of the actual deferral percentage for the Plan Year of all eligible employees who are not Highly Compensated Employees for the Plan Year, multiplied by two.

                (ii)    For purposes of this section and Section 9.4:

                        (1) "eligible employee" means an Active Participant who is eligible to make 401(k) Contributions for the Plan Year in question or would be eligible but for a suspension imposed under Section 3.1(b)(iv); and

                        (2) "actual deferral percentage," with respect to either of the two groups of eligible employees referenced above, is the average of the ratios, calculated separately for each eligible employee in the particular group, of the amount of the eligible employee's 401(k) Contributions for the Plan Year in question, to the eligible employee's Testing Wages for the Plan Year in question, or the portion of such Plan Year during which he or she was an eligible employee, as specified in Plan Rules. In computing the actual deferral percentage, the following rules apply:

                                (A)     Any 401(k) Contributions made by an
                                        eligible employee who is not a Highly
                                        Compensated Employee that are in excess
                                        of the limitation described in Section
                                        9.1 will be excluded;

                                (B)     Any 401(k) Contributions made by an
                                        eligible employee that are distributed
                                        to the eligible employee pursuant to
                                        Section 9.6(c) will be excluded;

                                (C) Except as otherwise provided in Treasury Regulations, 401(k) Contributions taken into account in determining the actual contribution percentage under Section 9.3(a)(ii) will be excluded;

                                (D)     To the extent permitted by Treasury
                                        Regulations and determined by the
                                        Administrator, all or any portion of any other contribution to the Plan or any other qualified plan maintained by an Affiliated Organization will be included;

                                (E) Elective contributions under any other plan that is aggregated with this Plan to satisfy the requirements of Code section 410(b) will be included; and

                                (F)     To the extent provided in Treasury
                                        Regulations, elective contributions made under any other qualified cash or deferred arrangement of any Affiliated Organization on behalf of any eligible Employee who is a Highly Compensated Employee will be included.

        (b) To the extent deemed advisable by the Administrator to comply with Code section 401(k)(3), the Administrator may, in accordance with Plan Rules, prospectively decrease a Participant's 401(k) Contributions.

        (c) If, for any Plan Year, the requirements of Subsection (a) are not satisfied, the Administrator will determine the amount by which 401(k) Contributions made by each Highly Compensated Employee for the Plan Year exceeds the permissible amount as determined under Subsection (a). The determination will be made by successively decreasing the rate of 401(k) Contributions for the Highly Compensated Employees who, during the Plan Year, had the greatest percentage of 401(k) Contributions to the next lower percentage, then again decreasing the percentage of such Highly Compensated Employees' 401(k) Contributions, together with the percentage of 401(k) Contributions for the Highly Compensated Employees who were already at such lower percentage, to the next lower percentage, and continuing such procedure for as many percentage decreases as the Administrator deems necessary. The Administrator may make such reductions in any amount.

        (d) The amount of excess 401(k) Contributions determined in accordance with Subsection (c), increased by Fund earnings or decreased by Fund losses attributable to such excess as determined under Section 9.5, will be distributed to affected Highly Compensated Employees at such time as the Administrator specifies on or following the last day of the Plan Year for which the determination is made, but in no case later than the last day of the following Plan Year. The amount to be distributed with respect to any Plan Year will be reduced by the portion of the amount, if any, distributed pursuant to Section
                9.1 that is attributable to 401(k) Contributions that relate to such Plan Year, determined by assuming that 401(k) Contributions in excess of the limitation described in Section 9.1 for a given taxable year are the first contributions made for a Plan Year falling within such taxable year. Additional amounts to be distributed to each such Highly Compensated Employee will be determined by successively decreasing the amount of 401(k) Contributions for Highly Compensated Employees who, for the Plan Year, had the largest amount of 401(k) Contributions made on their behalf to the next lower amount, and continuing this procedure until an amount equal to the aggregate amount of excess 401(k) Contributions has been removed from the Accounts of the Highly Compensated Employees.

        (e) To the extent required or permitted by Treasury Regulations, the Administrator will or may, as the case may be, apply the limitation described in this section separately to each group of eligible employees who are included in a unit of Employees covered by a collective bargaining agreement and those who are not included in a different unit.

        (f) If the Administrator elects to apply Code section 410(b)(4)(B) in determining whether the Plan satisfies either of the tests described in Section 9.2(a)(i) for a Plan Year, all eligible employees who are not Highly Compensated Employees and have not met the minimum age and service requirements of Code section 410(a)(1)(A) will be excluded from consideration.

9.3.    ACTUAL CONTRIBUTION PERCENTAGE LIMITATIONS.

        (a) For each Plan Year, the Plan must satisfy the requirements of Code section 401(m)(2).

                (i) The Plan will satisfy the requirements of Code section 401(m)(2) for a Plan Year if, for that Plan Year, the Plan satisfies either of the following tests:

                        (1) the "actual contribution percentage" for the Plan Year for "eligible employees" who are Highly Compensated Employees for the Plan Year is not more than the product of the actual contribution percentage for the Plan Year for all eligible employees who are not Highly Compensated Employees for the Plan Year, multiplied by one and one-quarter; or

                        (2) the excess of the actual contribution percentage for the Plan Year for eligible employees who are Highly Compensated Employees for the Plan Year over the actual contribution percentage for the Plan Year for all eligible employees who are not Highly Compensated Employees for the Plan Year is not more than two percentage points and the actual contribution percentage for the Plan Year for Highly Compensated Employees for the Plan Year is not more than the product of the actual contribution percentage for the Plan Year for all eligible employees who are not Highly Compensated Employees for the Plan Year, multiplied by two.

                (ii)    For purposes of this section and Section 9.4:

                        (1) "eligible employee" means an Active Participant who is eligible to have Matching Contributions made on his or her behalf for the Plan Year in question or who would be eligible but for a suspension imposed under Section 3.1(b)(iv); and

                        (2) the "actual contribution percentage" with respect to either of the two groups of eligible employees referenced above, is the average of the ratios, calculated separately for each eligible employee in the particular group, of the aggregate amount of Matching Contributions made on behalf of the eligible employee for the Plan Year, to the eligible employee's Testing Wages for the Plan Year, or the portion of the Plan Year during which he or she was an eligible employee, as specified in Plan Rules. In computing the actual contribution percentage the following rules apply:

                                (A) Except as otherwise provided in Treasury Regulations, Matching Contributions taken into account in determining the actual deferral percentage under Section 9.2(a)(ii) will be excluded;

                                (B)     Matching Contributions taken into
                                        account for purposes of the minimum
                                        contribution required by Section 12.3(a) will be excluded;

                                (C)     Any Matching Contributions forfeited
                                        pursuant to Section 9.6(c) will be
                                        excluded;

                                (D)     To the extent permitted by Treasury
                                        Regulations and determined by the
                                        Administrator, all or any portion of the 401(k) Contributions made by eligible employees for the Plan Year will be included;

                                (E)     To the extent permitted by Treasury
                                        Regulations and determined by the
                                        Administrator, all or any portion of any other contributions to any other qualified plan maintained by an Affiliated Organization will be included;

                                (F)     Matching contributions (within the
                                        meaning of Code section 401(m)(4)(A))
                                        and after-tax contributions made under
                                        any other plan that is aggregated with
                                        this Plan to satisfy the requirements of Code section 410(b) will be included; and

                                (G)     To the extent required by Treasury
                                        Regulations, matching contributions
                                        (within the meaning of Code section
                                        401(m)(4)(A)) and after-tax
                                        contributions made under any other
                                        qualified plan of any Affiliated
                                        Organization on behalf of or by any
                                        eligible employee who is a Highly
                                        Compensated Employee will be included.

        (b) If, for any Plan Year, the requirements of Subsection (a) are not satisfied, the Administrator will determine the amount by which Matching Contributions made on behalf of each Highly Compensated Employee for the Plan Year exceeds the permissible amount as determined under Subsection (a), such determination being made in accordance with the procedure described in Section 9.2(c) with respect to reductions of 401(k) Contributions.

        (c) The amount of excess Matching Contributions determined in accordance with Subsection (b), increased by Fund earnings or decreased by Fund losses attributable to such excess as determined under Section 9.5, will be distributed to affected Highly Compensated Employees at such time as the Administrator specifies on or following the last day of the Plan Year for which the determination is made, but in no case later than the last day of the following Plan Year; provided, however, that to the extent the excess Matching Contributions would not be fully vested if retained in the Plan, such excess will be forfeited rather than distributed, and any such forfeitures will be applied as provided in Section 3.2(d). Amounts to be distributed to each such Highly Compensated Employee or forfeited will be determined by successively decreasing the amount of Matching Contributions made on behalf of Highly Compensated Employees who, for the Plan Year, had the largest amount of Matching Contributions made on their behalf to the next lower amount, and continuing this procedure until an amount equal to the aggregate amount of excess contributions has been removed from the Accounts of the Highly Compensated Employees.

        (d) To the extent provided in Treasury Regulations, the limitations described in this section do not apply to any group of eligible employees who are included in a unit of Employees covered by a collective bargaining agreement.

        (e) If the Administrator elects to apply Code section 410(b)(4)(B) in determining whether the Plan satisfies either of the tests described in Section 9.3(a)(i) for any Plan Year, all eligible employees who are not Highly Compensated Employees and have not met the minimum age and service requirements of Code section 410(a)(1)(A) will be excluded from consideration.

9.4.    MULTIPLE USE LIMITATION.

        (a) This section applies for any Plan Year for which the sum of the actual deferral percentage for eligible employees who are Highly Compensated Employees, plus the actual contribution percentage for eligible employees who are Highly Compensated Employees, exceeds the "aggregate limit." For purposes of this subsection, the aggregate limit is the greater of:

                (i)     The sum of:

                        (1) the product of one and one-quarter, multiplied by the greater of

                                (A) the actual deferral percentage for the Plan Year for eligible employees who are not Highly Compensated Employees or

                                (B) the actual contribution percentage for the Plan Year for eligible employees who are not Highly Compensated Employees;

                        plus

                        (2) the sum of two percentage points plus the lesser of the actual deferral percentage determined under item (A) of clause (1) above or the actual contribution percentage determined under item
                                (B) of clause (1) above, with such sum in no case exceeding twice the lesser of such actual deferral percentage or actual contribution percentage;

                or

                (ii)    The sum of:

                        (1) the product of one and one-quarter, multiplied by the lesser of

                                (A) the actual deferral percentage for the Plan Year for eligible employees who are not Highly Compensated Employees or

                                (B) the actual contribution percentage for the Plan Year for eligible employees who are not Highly Compensated Employees;

                        plus

                        (2) the sum of two percentage points plus the greater of the actual deferral percentage determined under item (A) of clause (1) above or the actual contribution percentage determined under item (A) of clause (1) above, with such sum in no case exceeding twice the lesser of such actual deferral percentage or actual contribution percentage.

        (b) If, for any Plan Year, the calculations under Subsection (a) require that this section be applied, the Administrator will determine the amount by which Matching Contributions made on behalf of each Highly Compensated Employee for the Plan Year causes the excess amount determined under Subsection (a), such determination being made in accordance with the provisions of
                Section 9.3(b). At such time as the Administrator specifies on or following the last day of the Plan Year for which such determination is made, but in no case later than the last day of the following Plan Year, the excess will be corrected in accordance with Section 9.3(c).

        (c) To the extent provided in Treasury Regulations, the limitations described in this section do not apply to any group of eligible employees who are included in a unit of employees covered by a collective bargaining agreement.

9.5.    EARNINGS OR LOSSES ON EXCESS CONTRIBUTIONS.

        (a) The amount of Fund earnings or losses with respect to the excess amount of contributions returned to a Highly Compensated Employee pursuant to this article is an amount equal to the product of the total earnings or losses for the Participant's Account to which the excess contributions were credited for the Plan Year with respect to which the determination is being made, multiplied by a fraction, the numerator of which is the excess amount of contributions made on the Participant's behalf to such Account for the Plan Year, and the denominator of which is the closing balance of such Account for the Plan Year, decreased by the amount of earnings added to that Account, or increased by the amount of losses charged to that Account, for the Plan Year.

        (b) Contributions returned pursuant to Section 9.6(c)(iii) will also include the earnings or losses attributable to such excess amount for the period between the end of the Plan Year with respect to which the determination is being made and the date on which such excess contributions are distributed to the Participant. The earnings or losses attributable to such excess amount for such period will be an amount equal to the product of ten percent of the earnings or losses attributable to such excess amount for the Plan Year, as determined in accordance with Subsection (a), multiplied by the number of calendar months during the period for which the determination is being made, with a distribution being made on or before the fifteenth day of a month being deemed to have been made on the last day of the preceding month and a distribution being made after the fifteenth day of a month being deemed to have been made on the first day of the following month.

9.6.    ANNUAL ADDITIONS LIMITATION.

        (a) Notwithstanding any contrary provisions of the Plan, there will not be allocated to any Participant's Accounts for a Plan Year any amount that would cause the aggregate "annual additions" with respect to the Participant for the Plan Year to exceed the lesser of:

                (i) $30,000 (or such dollar amount, adjusted to reflect increases in the cost of living, as in effect under Code section 415(c)(1)(A) for the calendar year during which the Plan Year in question begins); and

                (ii) 25 percent of the Participant's Section 415 Wages for the Plan Year.

        (b) For purposes of Subsection (a), the "annual additions" with respect to a Participant for a Plan Year are the sum of:

                (i) the aggregate amount of 401(k) and Matching Contributions allocated to the Participant's Accounts under the Plan for the Plan Year (including the amount of any 401(k) or Matching Contributions distributed to the Participant or forfeited pursuant to Section 9.2(d) or 9.3(c) but excluding any 401(k) Contributions in excess of the limitation set forth in Section

                        9.1 that are distributed to the Participant by April 15 of the year following the year to which such contributions relate) and employer contributions, employee contributions and forfeitures allocated to the Participant's accounts under any other qualified defined contribution plan maintained by any Affiliated Organization for the Plan Year; plus

                (ii) the amount, if any, attributable to post-retirement medical benefits that is allocated to a separate account for the Participant as a "key employee" within the meaning of Code section 416(i), to the extent required under Code section 419A(d)(1).

                Unless otherwise provided in Treasury Regulations, if a 401(k) or Matching Contribution with respect to a Plan Year is made more than 30 days after the due date (including extensions) of the Company's federal income tax return for the Company's taxable year coinciding with the Plan Year or in which the Plan Year ends, the contribution will be an annual addition for the Plan Year during which the contribution is made.

        (c)

                (i) To the extent deemed advisable by the Administrator to prevent the limitation under Subsection (a) from being exceeded, the Administrator may, in accordance with Plan Rules, prospectively decrease a Participant's 401(k) Contributions.

                (ii) If a further reduction of contributions is required, the amount of the Matching Contribution that would otherwise be allocated to the Participant's Account will be reduced and the aggregate amount of the Matching Contribution for the Plan Year will be reduced by the same amount.

                (iii) If, in spite of such reduction and as a result of the allocation of forfeitures or a reasonable error in estimating the amount of the Participant's Eligible Earnings, Section 415 Wages, 401(k) Contributions or other elective deferrals within the meaning of Code section 402(g)(3) for the Plan Year, the limitation would otherwise be exceeded, then, to the extent required to prevent such excess:

                        (1) the amount of 401(k) Contributions made by the Participant, together with earnings on such contributions, will be distributed to the Participant and any Matching Contributions attributable to the amount so distributed, together with earnings on such contributions, will be forfeited and applied as provided in
                                Section 3.2(d); then

                        (2) any remaining excess will be held unallocated in a suspense account and will be allocated to all other eligible Participants for the Plan Year and, to the extent necessary, subsequent Plan Years, before Matching Contributions are made for such Plan Year or Years, and will be applied toward the amount of such contributions for such Plan Year or Years.

9.7. ADMINISTRATOR'S DISCRETION. Notwithstanding the foregoing provisions of this article, the Administrator may apply the provisions of Sections 9.1 through 9.6 in any manner permitted by Treasury Regulations that will cause the Plan to satisfy the limitations of the Code incorporated in such sections and Treasury Regulations thereunder, and the Administrator's good faith application of Treasury Regulations is binding on all Participants and Beneficiaries.

                                   ARTICLE 10

                       ADOPTION, AMENDMENT AND TERMINATION

10.1. ADOPTION BY AFFILIATED ORGANIZATIONS. An Affiliated Organization may adopt this Plan and become a Participating Employer with the prior approval of the Administrator by furnishing to the Administrator a certified copy of a resolution of its Board adopting the Plan. With the consent of the Administrator, a Participating Employer may modify the provisions of the Plan applicable to its Employees. Any special provisions applicable to a Participating Employer's Employees will be set forth on an exhibit to the Plan in accordance with Section 12.5.

10.2.   AUTHORITY TO AMEND AND PROCEDURE.

        (a) The Company reserves the right to amend the Plan at any time, to any extent. Each amendment must be stated in a written instrument approved in advance or ratified by the Company's Board and executed in the name of the Company by two authorized officers. On and after the effective date of the amendment, the Plan will be deemed to have been amended as set forth in the instrument, and all interested persons will be bound by the amendment; provided, first, that no amendment will increase the duties or liabilities of the Trustee without its written consent; and, second, that no amendment will have any retroactive effect so as to deprive any Participant, or any Beneficiary of a deceased Participant, of any benefit already accrued or vested or of any option with respect to the form of such benefit that is protected under Code section 411(d)(6), except that any amendment that is required to conform the Plan with government regulations so as to qualify the Trust for income tax exemption may be made retroactively to the Effective Date of the Plan or to any later date.

        (b) If the schedule for determining the extent to which benefits under the Plan are vested is changed, whether by amendment or on account of the Plan's becoming or ceasing to be a top-heavy plan, each Participant who has completed at least three years of Vesting Service may elect to have his or her vested benefits determined without regard to such change by giving written notice of such election to the Administrator within the period beginning on the date such change was adopted (or the Plan's top heavy status changed) and ending 60 days after the latest of:
                (i) the date such change is adopted; (ii) the date such change becomes effective; and (iii) the date the Participant is issued notice of such change by the Administrator.

        (c) Except as otherwise provided in an amendment permitted by Treasury Regulations, if an optional form of benefit payment protected under Code section 411(d)(6) is eliminated, each Participant may elect to have that portion of the value of his or her Accounts that was accrued as of the date of such elimination, distributed in the optional form of benefit payment that was eliminated.

        (d) The provisions of the Plan in effect at the termination of a Participant's employment will, except as specifically provided otherwise in any subsequent amendment, continue to apply to such Participant.

10.3. AUTHORITY TO TERMINATE AND PROCEDURE. The Company expects to continue the Plan indefinitely but reserves the right to terminate the Plan in its entirety at any time. Each Participating Employer expects to continue its participation in the Plan indefinitely but reserves the right to cease its participation in the Plan at any time. The Plan will terminate in its entirety as of the date specified in a written instrument approved in advance or ratified by the Company's Board and executed in the name of the Company by two authorized officers. The Plan will terminate with respect to a Participating Employer as of a date specified in a written instrument approved in advance or ratified by the Participating Employer's Board and executed in the name of the Participating Employer by two authorized officers.

10.4. VESTING UPON TERMINATION, PARTIAL TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS. Upon the termination of the Plan or upon the complete discontinuance of contributions, the Accounts of each "affected employee" will vest in full. For purposes of this section, "affected employee" means a Participant or former Participant who, as of the effective date of the termination or complete discontinuance of contributions, (a) is actively employed with an Affiliated Organization or (b) has terminated employment and has neither received a distribution of his or her Accounts of the type described in Section 7.2(a) nor experienced a Break in Service of at least five full years. Upon the partial termination of the Plan, the Accounts of each Participant as to whom the Plan has been partially terminated will vest in full.

10.5. DISTRIBUTION FOLLOWING TERMINATION, PARTIAL TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS. After termination or partial termination of the Plan or the complete discontinuance of contributions under the Plan, the Trustee will continue to hold and distribute the Fund at the times and in the manner provided in Article 8 as if such event had not occurred or, if the Administrator so directs in accordance with Treasury Regulations, the Trustee will distribute to each Participant the entire balance of his or her Accounts.

                                   ARTICLE 11

                               PLAN ADMINISTRATION

11.1.   RETIREMENT COMMITTEE.

        (a) The Chief Executive Officer of the Company will appoint a Retirement Committee composed of not fewer than three members who will serve at the pleasure of the Chief Executive Officer. The Chief Executive Officer will provide to each member of the Retirement Committee a copy of a written charter outlining the responsibilities of the Committee. Each member will file his or her written acceptance of appointment with the Chief Executive Officer. A Retirement Committee member may resign by delivering his or her written resignation to the Chief Executive Officer, and any Retirement Committee member may be removed, with or without cause, by the Chief Executive Officer upon delivery of written notice of such removal to the removed member. Any such resignation or removal will be effective upon delivery of the written resignation or notice of removal, as the case may be, or upon any later date specified therein. Vacancies created by any such resignation or removal will be filled by appointment by the Chief Executive Officer; provided, that, subject to there being at least three persons serving as Retirement Committee members at all times, the Chief Executive Officer need not fill any vacancy so created.

        (b) The Retirement Committee is a named fiduciary for purposes of ERISA.

11.2. OPERATION OF COMMITTEE. The Committee will perform its duties in accordance with the procedures in this section.

        (a) The Chief Executive Officer of the Company will designate one member of the Committee to act as the chair of the Committee, and the member so designated will preside over the Committee's meetings.

        (b) The Committee will elect a secretary who may, but need not, be a member of the Committee. The secretary will keep minutes of the Committee's meetings and perform such other duties as may be specified from time to time by the Committee.

        (c) The Committee may appoint such subcommittees with such duties and powers as it may specify, and it may delegate administrative powers to one or more of its members or to such other person or entity as it may designate.

        (d) The Committee will meet at such times and places and upon such notice as its members may determine from time to time. A majority of the current membership of the Committee will constitute a quorum for the transaction of business, and all acts of the Committee at any meeting will require, for their validity, the affirmative vote of a majority of the current membership of the

                Committee. The Committee may act without a meeting by the written authorization of a majority of the members of the Committee.

        (e) The Committee may adopt bylaws for the conduct of its business, provided such bylaws are not inconsistent with the provisions of this article.

        (f) No member of the Committee may vote with respect to a decision of the Committee relating solely to his or her own participation or benefit under the Plan.

11.3. DUTIES OF ADMINISTRATOR. The Administrator has the discretionary power and authority, and the responsibility, to:

        (a) Adopt rules, regulations and procedures not inconsistent with the provisions of the Plan and uniform and equitable with respect to individuals determined by the Administrator to be similarly situated at the time in question, and to revoke or modify such rules and regulations at any time;

        (b) Interpret, construe, apply and enforce the provisions of the Plan and any Plan Rules, including the discretionary and final power and authority to interpret, construe, apply and enforce uncertain provisions of the Plan or Plan Rules, and remedy possible ambiguities, inconsistencies, omissions and errors, and any such action taken by the Administrator in good faith is binding upon all Participants, Beneficiaries and other interested persons;

        (c) Determine from time to time the status of all Employees, Participants, Beneficiaries and other interested persons for purposes of the Plan;

        (d) Determine the rights of Employees, Participants, Beneficiaries and other interested persons to benefits under the Plan, the amount and the method and time or times of payment of the benefit;

        (e) Take any other actions determined by the Administrator to be necessary or advisable to in connection with the administration of the Plan; and

        (f) Perform any other duties delegated or assigned to the Administrator by the Committee.

11.4. DELEGATION. Except as otherwise provided in ERISA, the Committee and the Administrator may each delegate specific duties and responsibilities, including fiduciary duties and responsibilities. Such delegations may be to Employees or to other individuals, committees or entities. Any delegation may, if specifically stated, allow further delegations by the individual, committee or entity to whom or which the delegation has been made subject to and in accordance with any limitations, restrictions or conditions specified in the delegation or in any other written instrument provided by the Committee or Administrator, as the case may be, to the individual, committee or entity to whom or which the delegation has been made. Any delegation may be rescinded by the Committee or Administrator, as the case may be, at any time. Each individual, committee or entity to whom or which a fiduciary duty or responsibility has been delegated is responsible for the exercise of such duties or responsibilities and is not responsible for the acts or failure to act of any other fiduciary. Any delegation of a fiduciary duty or responsibility must be in writing and the individual, committee or entity to whom or which the delegation is made must file his, her or its written acceptance of the delegation with the Committee or Administrator, as the case may be.

11.5. REPORTS AND RECORDS. The Administrator and those individuals, committees or entities to whom or which the Administrator has delegated fiduciary duties will keep records of all their proceedings and actions, and will maintain all such books of account, records and other data as necessary for the proper administration of the Plan and to comply with applicable law.

11.6. COMPENSATION. Neither Committee members nor the Administrator will receive compensation from the Trust for their services as such, but they are entitled to reimbursement from the Trust for all sums reasonably and necessarily expended by them in the performance of their duties.

11.7. PROFESSIONAL ASSISTANCE. The Committee and the Administrator each may retain such accounting, recordkeeping, legal, clerical and other services as may reasonably be required in the administration of the Plan, and may pay reasonable compensation for such services. The Committee and the Administrator each is entitled to rely conclusively on all tables, valuations, certificates, opinions and reports furnished to them by such persons and on all information, elections and designations furnished to them by Participants, Beneficiaries and Participating Employers.

11.8. PAYMENT OF ADMINISTRATIVE COSTS. All costs of administering the Plan may be paid by the Trustee from the Trust, but if not so paid, will be paid by the Participating Employers.

11.9.   INDEMNIFICATION.

        (a) To the extent permitted by law, the Participating Employers jointly and severally agree to indemnify and hold harmless the members of the Committee, the Administrator and other employees, officers or directors of an Affiliated Organization to whom duties are delegated against any and all claims, losses, damages, expenses and liabilities arising from their responsibilities in connection with the Plan which are not covered by insurance (without recourse) paid for by the Participating Employers or otherwise paid or reimbursed, unless they are determined to be due to gross negligence or intentional misconduct. The Participating Employers have the right, but not the obligation, to select counsel and control the defense and settlement of any action for which an individual may be entitled to indemnification pursuant to this section.

        (b)     An individual's right to indemnification pursuant to this
                section is in addition to, and independent of, the individual's right, if any, to indemnification pursuant to a Participating Employer's articles of incorporation or bylaws (or comparable governing instruments), applicable law or otherwise, but an individual is not entitled to indemnification from all sources in an amount that exceeds his or her claims, losses, damages, expenses and liabilities.

11.10. CLAIMS PROCEDURE. The Administrator will notify a Participant in writing within 90 days of the Participant's written application for benefits of the Participant's eligibility or noneligibility for benefits under the Plan. If the Administrator determines that a Participant is not eligible for benefits or full benefits, the notice will: (a) state the specific reasons for the denial of any benefits; (b) provide a specific reference to the provision of the Plan on which the denial is based; (c) provide a description of any additional information or material necessary for the claimant to perfect the claim, and a description of why it is needed; and (d) provide an explanation of the Plan's claims review procedure and other appropriate information as to the steps to be taken if the Participant wishes to have the claim reviewed. If the Administrator determines that there are special circumstances requiring additional time to make a decision, the Administrator will notify the Participant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90-day period. If a Participant is determined by the Administrator not to be eligible for benefits or if the Participant believes that he or she or she is entitled to greater or different benefits, the Participant will be provided the opportunity to have his or her claim reviewed by the Administrator by filing a petition for review with the Administrator within 60 days after the Participant receives the notice issued by the Administrator. The petition must state the specific reasons the Participant believes he or she or she is entitled to benefits or greater or different benefits. Within 60 days after the Administrator receives the petition, the Administrator will give the Participant (and his or her counsel, if any) an opportunity to present his or her position to the Administrator orally or in writing, and the Participant (or his or her counsel) may review the pertinent documents, and the Administrator will notify the Participant of its decision in writing within said 60-day period, stating specifically the basis of the decision written in a manner calculated to be understood by the Participant and the specific provisions of the Plan on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60-day period at the election of the Administrator, but notice of this deferral must be given to the Participant. In the event of the death of a Participant, the same procedure applies to the Beneficiary of the Participant. A claimant must exhaust the procedure described in this section before pursuing the claim in any other proceeding.

11.11. LIMITATIONS ON CERTAIN ACTIONS. A Participant or Beneficiary may not commence a civil action pursuant to ERISA section 502(a)(1), with respect to a benefit under the Plan after the earlier of:

        (a) six years after the occurrence of the facts or circumstances that give rise to or form the basis for such action; and

        (b) two years from the date the Participant or Beneficiary had actual knowledge of the facts or circumstances that give rise to or form the basis for such action.

11.12. CORRECTION OF ERRORS. If the Administrator determines that, by reason of administrative error or other cause attributable to a Participating Employer, the Account of any Participant has incurred a loss, the Administrator may enter into an agreement with the Participating Employer under which the Account is fully restored and may, upon such restoration, release the Participating Employer from further responsibility.

11.13. STANDARDS FOR ELECTIONS, DIRECTIONS AND SIMILAR ACTIONS. Any election, direction, designation or similar action required of a Participant, Beneficiary or alternate payee (or any person claiming by, through or on behalf of a Participant, Beneficiary or alternate payee) pursuant to the Plan must be made in accordance with and is subject to the terms of the Plan and Plan Rules.

                                   ARTICLE 12

                                  MISCELLANEOUS

12.1. MERGER, CONSOLIDATION, TRANSFER OF ASSETS. If this Plan is merged or consolidated with, or its assets or liabilities are transferred to, any other plan, each Participant will be entitled to receive a benefit immediately after such merger, consolidation or transfer (if such other plan were then terminated) that is equal to or greater than the benefit he or she would have been entitled to receive immediately before such merger, consolidation or transfer (if this Plan had then terminated but without regard to Section 10.4).

12.2.   LIMITED REVERSION OF FUND.

        (a) Except as provided in Subsection (b), no corpus or income of the Trust will at any time revert to any Affiliated Organization or be used other than for the exclusive benefit of Participants and their Beneficiaries by paying benefits and administrative expenses of the Plan.

        (b)     Notwithstanding any contrary provision in the Plan:

                (i) All contributions made by a Participating Employer to the Trustee prior to the initial determination of the Internal Revenue Service as to qualification of the Plan under Code section 401(a) and the tax exempt status of the Trust under Code section 501(a) will be repaid by the Trustee to the Participating Employer, upon the Participating Employer's written request, if the Internal Revenue Service rules that the Plan is not qualified or the Trust is not tax exempt; provided, that the Participating Employer must request such determination within a reasonable time after adoption of the Plan and the repayment by the Trustee to the Participating Employer must be made within one year after the date of denial of qualification of the Plan; and

                (ii) To the extent a contribution is made by a Participating Employer by a mistake of fact or a deduction is disallowed a Participating Employer under Code section 404, the Trustee will repay the contribution to the Participating Employer upon the Participating Employer's written request; provided, that such repayment must be made within one year after the mistaken payment is made or the deduction is disallowed, as the case may be. Each contribution to the Plan by a Participating Employer is expressly conditioned on such contribution's being fully deductible by the Participating Employer under Code section 404.

12.3.   TOP-HEAVY PROVISIONS.

        (a) The provisions of this subsection will apply for any Plan Year during which the Plan is "top heavy."

                (i) Notwithstanding the provisions of Article 3, no contributions will be made and allocated on behalf of any "key employee" for any Plan Year during which the Plan is top heavy unless the amount of contributions (excluding 401(k) Contributions) made and allocated for such Plan Year on behalf of each Participant who is not a key employee and who is employed with an Affiliated Organization on the last day of the Plan Year, expressed as a percentage of the Participant's Testing Wages for the Plan Year, is at least equal to the lesser of:

                        (1)     three percent; or

                        (2) the largest percentage of such Testing Wages at which contributions (including 401(k) Contributions) are made and allocated on behalf of any key employee for such Plan Year.

                (ii) If, in addition to this Plan, an Affiliated Organization maintains another qualified defined contribution plan or one or more qualified defined benefit pension plans during a Plan Year, the provisions of clause (i) will be applied for such Plan Year:

                        (1)     by taking into account the employer
                                contributions (other than elective deferrals for a non-key employee) on behalf of the Participant under all such defined contribution plans; and

                        (2) without regard to any Participant who is not a key employee and whose accrued benefit, expressed as a single life annuity, under a defined benefit pension plan maintained by the Affiliated Organization for such Plan Year is not less than the product of

                                (A) the Participant's average Testing Wages for the period of consecutive years not exceeding the period of consecutive years (not exceeding five) when the Participant had the highest aggregate Testing Wages, disregarding years in which the Participant fails to complete a minimum period of service as specified in Treasury Regulations, multiplied by

                                (B) the lesser of (I) two percent per year of service, disregarding years of service beginning after the close of the last Plan Year in which such defined benefit plan was a top heavy plan or
                                        (II) 20 percent.

        (b)     For purposes of Subsection (a),

                (i)

                        (1) The Plan will be a "top-heavy plan" for a particular Plan Year if, as of the last day of the initial Plan Year or, with respect to any other

                                Plan Year, as of the last day of the preceding Plan Year, the aggregate of the Account balances of key employees is greater than 60 percent of the aggregate of the Account balances of all Participants.

                        (2) For purposes of calculating the aggregate Account balances for both key employees and employees who are not key employees:

                                (A)     Any distributions made within the
                                        five-year period preceding the Plan Year for which the determination is being made, other than a distribution transferred or rolled over to a plan maintained by an Affiliated
                                        Organization, will be included;

                                (B) Amounts transferred or rolled over from a plan not maintained by an Affiliated Organization at the initiation of the Participant will be excluded;

                                (C) The Account balances of any key employee and any employee who is not a key employee who has not performed an Hour of Service at any time during the five-year period ending on the date as of which the determination is being made will be excluded; and

                                (D) The terms "key employee" and "employee" include the Beneficiaries of such persons who have died.

                (ii)

                        (1) Notwithstanding the provisions of clause (i), this Plan will not be a top-heavy plan if it is part of either a "required aggregation group" or a "permissive aggregation group" and such aggregation group is not top-heavy. An aggregation group will be top-heavy if the sum of the present value of accrued benefits and account balances of key employees is more than 60 percent of the sum of the present value of accrued benefits and account balances for all Participants, such accrued benefits and account balances being calculated in each case in the same manner as set forth in clause (i).

                        (2) Each plan in a required aggregation group will be top-heavy if the group is top-heavy. No plan in a required aggregation group will be top-heavy if the group is not top-heavy.

                        (3) If a permissive aggregation group is top-heavy, only those plans that are part of an underlying top-heavy, required aggregation group will be top-heavy. No plan in a permissive aggregation group will be top-heavy if the group is not top-heavy.

                (iii) The "required aggregation group" consists of (1) each plan of an Affiliated Organization in which a key employee participates and (2) each other plan of an Affiliated Organization that enables a plan in which a key employee participates to meet the nondiscrimination requirements of Code sections 401(a)(4) or 410.

                (iv) A "permissive aggregation group" consists of those plans that are required to be aggregated and one or more plans (providing comparable benefits or contributions) that are not required to be aggregated, which, when taken together, satisfy the requirements of Code sections 401(a)(4) and 410.

                (v) For purposes of applying clauses (ii), (iii) and (iv) of this Subsection (b), any qualified defined contribution plan maintained by an Affiliated Organization at any time within the five-year period preceding the Plan Year for which the determination being made which, as of the date of such determination, has been formally terminated, has ceased crediting service for benefit accruals and vesting and has been or is distributing all plan assets to participants or their beneficiaries, will be taken into account to the extent required or permitted under such clauses and under Code section 416.

        (c) A "key employee" is any individual who is or was employed with an Affiliated Organization and who, at any time during the Plan Year in question or any of the preceding four Plan Years is or was:

                (i) An officer of the Affiliated Organization (an administrative executive in regular and continued service with the Affiliated Organization) whose Section 415 Wages for such Plan Year exceed 50 percent of the amount in effect under Code section 415(b)(1)(A) for such Plan Year, but in no case will there be taken into account more than the lesser of (a) 50 persons, or (b) the greater of (i) three persons or (ii) ten percent of the number of the Affiliated Organization's employees, excluding for purposes of determining the number of such officers, any employees described in Code section 414(q)(5);

                (ii) The owner of an interest in the Affiliated Organization that is not less than the interest owned by at least ten other persons employed with the Affiliated Organization; provided, that, such owner will not be a key employee solely by reason of such ownership for a Plan Year if he or she does not own more than one-half of one percent of the value of the outstanding interests of the Affiliated Organization or if the amount of his or her Section 415 Wages for such Plan Year is less than the amount in effect under Code section 415(c)(1)(A) for such Plan Year;

                (iii) The owner of more than five percent of the Affiliated Organization's outstanding stock or more than five percent of the total combined voting power of the Affiliated Organization's stock; or

                (iv) The owner of more than one percent of the Affiliated Organization's outstanding stock or more than one percent of the total combined voting power of the Affiliated Organization's stock, whose Section 415 Wages for such Plan Year exceed $150,000.

                For purposes of this Subsection (c), ownership of an Affiliated Organization's stock will be determined in accordance with Code section 318; provided, that subparagraph 318(a)(2)(C) will be applied by substituting the phrase "5 percent" for the phrase "50 percent" wherever it appears in such Code section.

12.4. NO EMPLOYMENT RIGHTS CREATED. The establishment and maintenance of the Plan neither gives any Employee a right to continuing employment nor limits the right of an Affiliated Organization to discharge or otherwise deal with the Employee without regard to the effect such action might have on his or her initial or continued participation in the Plan.

12.5. SPECIAL PROVISIONS. Special provisions of the Plan applicable only to certain Participants will be set forth on an exhibit to the Plan. In the event of a conflict between the terms of the exhibit and the terms of the Plan, the exhibit controls.

12.6.   QUALIFIED MILITARY SERVICE.

        (a) The provisions of this section apply only to an Employee who is reemployed on or after October 13, 1996 and whose reemployment rights are protected under the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA") and are intended to comply with the requirements of Code section 414(u).

        (b) Notwithstanding any other provisions of the Plan to the contrary, a Qualified Employee who leaves the employ of a Participating Employer for qualified military service and returns to employment with a Participating Employer will be entitled to the restoration of benefits under the Plan which would have accrued but for the Qualified Employee's absence due to qualified military service.

        (c) A Qualified Employee may make 401(k) Contributions for the Plan Years during which he or she would have been an Active Participant but for his or her qualified military service in accordance with Section 3.1 and the following additional rules:

                (i) the Qualified Employee may elect to make 401(k) Contributions, subject to the maximums in effect pursuant to Section 3.1 during the period of qualified military service;

                (ii) the Qualified Employee may make the election described in clause (i) at any time during the period that begins on his or her date of reemployment and has the same length as the lesser of five years or the period of the Qualified Employee's qualified military service multiplied by three;

                (iii) the 401(k) Contributions under this subsection are not subject to the limitations described in Section 9.2, 9.3 or 9.4.

        (d) A Qualified Employee's Participating Employer will make Matching Contributions with respect to the Qualified Employee's 401(k) Contributions pursuant to Subsection (c) in the same amount as if such 401(k) Contributions had actually been made during the Participant's period of qualified military service. The Matching Contributions made pursuant to this subsection are not subject to the limitations described in Section 9.3 or 9.4.

        (e) The following additional rules and conditions apply with respect to qualified military service notwithstanding any contrary provision of the Plan:

                (i) an Employee will not be treated as having incurred a Break in Service by reason of his or her qualified military service;

                (ii) any period of qualified military service will be counted as Vesting Service;

                (iii) for purposes of determining the Qualified Employee's Eligible Earnings and Section 415 Wages, the Qualified Employee will be treated as receiving compensation from the Participating Employer with whom he or she was employed immediately before the period of qualified military service during the period of qualified military service in an amount equal to the compensation he or she would have received during such period if he or she were not in qualified military service determined based on the rate of pay the Qualified Employee would have received from the Participating Employer but for the absence due to qualified military service; provided, however, if the compensation the Qualified Employee would have received from the Participating Employer is not reasonably certain, then the Qualified Employee's rate of compensation will be equal to his or her average compensation for the 12-month period preceding the qualified military service (or, if shorter, the period of employment immediately preceding the qualified military service);

                (iv) contributions on behalf of the Qualified Employee will be subject to the limitations in Sections 9.1 and 9.6 with respect to the Plan Years to which such contributions relate in accordance with Treasury Regulations;

                (v) the Qualified Employee will not be entitled to any crediting of earnings on contributions for any period prior to actual payment to the Trust; and

                (vi) the Qualified Employee will not be entitled to restoration of any forfeitures which were not allocated to his or her Account as a result of his or her qualified military service.

        (f) For purposes of this section, "qualified military service" means any service in the uniformed services as defined in USERRA by a Qualified Employee who is entitled to reemployment rights with a Participating Employer under USERRA.

12.7. SHORT PLAN YEARS. To the extent required by and in accordance with Treasury Regulations, for any Plan Year that is less than 12 months long, the dollar limitations in effect for purposes of Code sections 401(a)(17), 414(q), 415 and 416 will be adjusted to reflect the short Plan Year.

                                   ARTICLE 13

                  DEFINITIONS, CONSTRUCTION AND INTERPRETATIONS

13.1. DEFINITIONS. The definitions set forth in this section apply in construing this instrument unless the context otherwise indicates.

ACCOUNT. An "Account" with respect to a Participant is any or all of the accounts maintained on his or her behalf pursuant to Section 4.1, as the context requires.

ACTIVE PARTICIPANT. An "Active Participant" is a Participant who is a Qualified Employee.

ADMINISTRATOR. The "Administrator" of the Plan is an individual or committee designated by the Company.

AFFILIATED ORGANIZATION. An "Affiliated Organization" is the Company and any other corporation that is a member of a controlled group of corporations (within the meaning of Code section 1563(a) without regard to Code sections 1563(a)(4) and 1563(e)(3)(C)) that includes the Company, any trade or business (whether or not incorporated) that together with the Company is under common control (within the meaning of Code section 414(c)), any member of an "affiliated service group" (within the meaning of Code section 414(m)) of which the Company is a member or any other organization that, together with the Company, is treated as a single employer pursuant to Code section 414(o) and Treasury Regulations thereunder; provided, that, for purposes of applying the limitations set forth at Section 9.6, such determination under Code section 1563(a) will be made by substituting the phrase "more than 50 percent" for the phrase "at least 80 percent" wherever it appears in such Code section.

BASIC MATCHING ACCOUNT. The "Basic Matching Account" is the account established pursuant to Section 4.1(a)(ii).

BASIC MATCHING CONTRIBUTIONS. "Basic Matching Contributions" means contributions made by the Participating Employers on behalf of Participants pursuant to
Section 3.2(a) or 3.4.

BENEFICIARY. A "Beneficiary" is a person designated or otherwise determined under the provisions of Section 8.3 as the distributee of benefits payable after the death of a Participant. A person designated as, or otherwise determined to be, a Beneficiary under the terms of the Plan has no interest in or rights under the Plan until the Participant in question has died. A Beneficiary will cease to be such on the day on which all benefits to which he, she or it is entitled under the Plan have been distributed.

BOARD. The "Board" is the board of directors or comparable governing body of the Affiliated Organization in question. When the Plan provides for an action to be taken by the Board, the action may be taken by any committee or individual authorized to take such action pursuant to a proper delegation by the board of directors or comparable governing body in question.

BREAK IN SERVICE. A "Break in Service" with respect to an Employee is the period commencing on the Employee's "employment severance date," as defined in clause
(a)(ii) of the definition of

Vesting Service, and ending on the Employee's "reemployment commencement date," as defined in clause (a)(iii) of the definition of Vesting Service; provided, that if an Employee becomes absent on account of (a) the Employee's pregnancy,
(b) the birth of the Employee's child, (c) the placement of a child with the Employee on account of the Employee's adoption of the child or (d) the Employee's caring for a child immediately following the child's birth or placement with the Employee, and the Employee furnishes to the Administrator, upon request, such information as the Administrator requires to determine the reasons for the Employee's absence or continued absence, then solely for the purpose of determining whether the Employee has incurred a Break in Service, the Employee's employment severance date will be the first anniversary of the date on which the employment severance date occurs for the purpose of determining the Employee's Vesting Service.

CERIDIAN 401(k) PLAN. "Ceridian 401(k) Plan" means the Ceridian Corporation Personal Investment Plan, the Ceridian Corporation Savings and Investment Plan or both of them, as the context requires.

CERIDIAN STOCK. "Ceridian Stock" means common stock issued by Ceridian Corporation.

CODE. "Code" is the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes a reference to such provision, any valid ruling, regulation or authoritative pronouncement promulgated thereunder and any provision of future law that amends, supplements or supersedes the provision.

COMMITTEE. The "Committee" is the Retirement Committee constituted under Article 11.

COMPANY. The "Company" is Arbitron Inc. or any successor thereto.

COMPANY STOCK. "Company Stock" means common stock issued by the Company.

CONSENT OF SPOUSE. Whenever the consent of a Participant's spouse is required with respect to any act of the Participant, such consent will be deemed to have been obtained only if:

        (a) the Participant's spouse executes a written consent to such act, which consent acknowledges the effect of such act and is witnessed by a Plan representative or a notary public; or

        (b) the Administrator determines that no such consent can be obtained because the Participant has no spouse, because the Participant's spouse cannot be located, or because of such other circumstances as may, under Treasury Regulations, justify the lack of such consent.

Any such consent by the Participant's spouse or such determination by the Administrator that such spouse's consent is not required is effective only with respect to the particular spouse of the Participant who so consented or with respect to whom such determination was made. Any such consent by the Participant's spouse to an act of the Participant under the Plan is irrevocable with respect to that act.

DISABLED. A Participant will be considered to be "Disabled" only if

        (a) in the case of a Participant who is participating in the Company's long-term disability plan, he or she is receiving disability benefits under such plan, or

        (b) in the case of any other Participant, he or she is certified as being disabled by the Social Security Administration and is receiving disability benefits under the disability provisions of the Social Security Act.

EFFECTIVE DATE. The "Effective Date" of the Plan is March 31, 2001.

ELIGIBLE EARNINGS.

        (a) Subject to Subsection (b), the "Eligible Earnings" of a Participant from a Participating Employer for any period is the amount reportable by the Participating Employer for federal income tax purposes as wages paid to the Participant for such period, increased by the amount of Eligible Earnings reductions experienced by the Participant for the period pursuant to the Plan, any cafeteria plan maintained by the Participating Employer pursuant to Code section 125 and the Arbitron Retirement Plan, to the extent such reductions are not otherwise included for that period, and decreased by any amount received by the Participant during the period as deferred income from a previous period, expatriation premium, tuition aid reimbursement, relocation allowance, restricted stock plan awards, any such amount attributable to the exercise of an option under a stock option plan maintained by a Participating Employer, any amounts representing imputed income on account of benefits pursuant to the Code, any amounts representing severance payments under the Participating Employer's severance policy and any other amounts of an unusual or nonrecurring nature, as specified in Plan Rules.

        (b) In no event will a Participant's Eligible Earnings for any Plan Year be taken into account to the extent it exceeds $150,000 (or such larger amount as may be permitted for the calendar year during which such Plan Year begins under Code section 401(a)(17)).

ELIGIBLE ROLLOVER DISTRIBUTION. An "Eligible Rollover Distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code section 401(a)(9); the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); any hardship distribution described in Code section 401(k)(2)(B)(i)(IV); and any other amount excepted from the definition of "eligible rollover distribution" by Code section 402(c)(4).

EMPLOYEE. An "Employee" is any individual who performs services for an Affiliated Organization as a common-law employee of the Affiliated Organization.

ERISA. "ERISA" is the Employee Retirement Income Security Act of 1974, as amended. Any reference to a specific provision of ERISA includes a reference to such provision, any valid ruling, regulation or authoritative pronouncement promulgated thereunder and any provision of future law that amends, supplements or supersedes the provision.

401(k) CONTRIBUTION ACCOUNT. The "401(k) Contribution Account" is the account established pursuant to Section 4.1(a)(i).

401(k) CONTRIBUTIONS. "401(k) Contributions" means contributions made by Participants pursuant to Section 3.1.

FUND. The "Fund" is the total of all of the assets of every kind and nature, both principal and income, held in the Trust at any particular time or, if the context so requires, one or more of the investment funds described in Section 5.1.

HIGHLY COMPENSATED EMPLOYEE.

        (a) A "Highly Compensated Employee" with respect to a Plan Year is any employee who:

                (i) at any time during such Plan Year or the 12-month period preceding such Plan Year, owns or owned (or is considered as owning or having owned within the meaning of Code section 318) more than five percent of the outstanding stock of an Affiliated Organization or stock possessing more than five percent of the total combined voting power of all outstanding stock of an Affiliated Organization; or

                (ii) during the 12-month period preceding such Plan Year, received compensation in excess of $80,000 (or such dollar amount, adjusted to reflect increases in the cost of living, as in effect under Code section 414(q)(1)(B) for the calendar year during which the Plan Year in question begins).

        (b)     For purposes of this section:

                (i) an "employee" is any individual (other than an individual who is a nonresident alien who receives no earned income (within the meaning of Code section 911(d)(2)) from an Affiliated Organization that constitutes income from sources within the United States (within the meaning of Code section 861(a)(3))) who, during the Plan Year for which the determination is being made, performs services for an Affiliated Organization as

                        (1)     a common-law employee,

                        (2) an employee pursuant to Code section 401(c)(1) or

                        (3)     a Leased Employee; and

                (ii)    "compensation" for any period means an employee's
        Section 415 Wages for the period.

HOUR OF SERVICE. An "Hour of Service" with respect to an Employee is an hour for which the Employee is paid, or entitled to payment, for the performance of duties for an Affiliated Organization on or after the date on which it became an Affiliated Organization.

LEASED EMPLOYEE. A "Leased Employee" is any individual (other than an Employee) who performs services for an Affiliated Organization (or for an Affiliated Organization and "related persons" within the meaning of Code section 144(a)(3)):

        (a) pursuant to an agreement between an Affiliated Organization and any other person;

        (b) under the Affiliated Organization's primary direction and control; and

        (c) on a substantially full-time basis for a period of at least one year.

MATCHING CONTRIBUTIONS. "Matching Contributions" means contributions made by the Participating Employers on behalf of Participants pursuant to Section 3.2 or 3.4.

NEW CERIDIAN SPIN-OFF. "New Ceridian Spin-off" is defined in Section 1.3(a) of the Plan.

NORMAL RETIREMENT DATE. The "Normal Retirement Date" of a Participant is the date on which he or she attains age 65.

PARTICIPANT. A "Participant" is a current or former Qualified Employee who has entered the Plan pursuant to the provisions of Article 2 and who has not ceased to be a Participant pursuant to the provisions of Section 2.6.

PARTICIPATING EMPLOYER. A "Participating Employer" is the Company and any other Affiliated Organization that has adopted the Plan, or all of them collectively, as the context requires, and their respective successors. An Affiliated Organization will cease to be a Participating Employer upon a termination of the Plan as to its Qualified Employees or upon its ceasing to be an Affiliated Organization.

PERFORMANCE-BASED MATCHING ACCOUNT. The "Performance-Based Matching Account" is the account established pursuant to Section 4.1(a)(iii).

PERFORMANCE-BASED MATCHING CONTRIBUTIONS. "Performance-Based Matching Contributions" means contributions made by Participating Employers on behalf of Participants pursuant to Section 3.2(b).

PLAN. The "Plan" is that set forth in this instrument as it may be amended from time to time.

PLAN RULE. A "Plan Rule" is a rule, policy, practice or procedure adopted by the Administrator.

PLAN YEAR. A "Plan Year" is the 12-month period beginning on each January 1 and ending on the first following December 31.

QUALIFIED EMPLOYEE.

        (a) Except as provided in Subsection (b), a "Qualified Employee" is an Employee who:

                (i) performs services for a Participating Employer as an employee of the Participating Employer (as classified by the Participating Employer at the time the services are performed without regard to any subsequent reclassification);

                (ii)    is paid under a domestic payroll; and

                (iii) performs services for the Participating Employer primarily within the United States or on a temporary foreign assignment.

        (b) An Employee who would otherwise be a Qualified Employee is not a Qualified Employee if he or she:

                (i) is a nonresident alien who receives no earned income (within the meaning of Code section 911(d)(2) from a Participating Employer that constitutes income from sources within the United States (within the meaning of Code section 861(a)(3));

                (ii) is covered by a collective bargaining agreement, for whom retirement benefits were the subject of good faith bargaining between such person's representative and a Participating Employer, and is not, as a result of such bargaining, specifically covered by this Plan; or

                (iii) is eligible, or would be eligible but for his or her failure to satisfy any applicable minimum age, minimum service or similar requirement, to participate in any other qualified defined contribution plan maintained by an Affiliated Organization.

        (c) An individual who is classified by a Participating Employer as an independent contractor or as any other status in which the individual is not classified by the Participating Employer as an employee of the Participating Employer at the time services are performed is not a Qualified Employee. No judicial or administrative reclassification, or reclassification by the Participating Employer, will be applied to grant retroactive eligibility to any individual under the Plan.

ROLLOVER ACCOUNT. The "Rollover Account" is the account established pursuant to
Section 4.1(a)(iv).

SBC PARTICIPANT. An "SBC Participant" is a Participant who is an "SBC Participant" as defined in the SBC Exhibit to the Arbitron Retirement Plan.

SECTION 415 WAGES.

        (a) An individual's "Section 415 Wages" for any period is his or her "compensation," within the meaning of Code section 415(c)(3) and Treasury Regulations thereunder, for the period from all Affiliated Organizations.

        (b) The Administrator may, for any period, determine the items of remuneration that, in accordance with Treasury Regulations, will be included in
Section 415 Wages for such period; provided that for each purpose under this Plan, the Administrator's determination will be uniform throughout any period.



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

TERMINATION OF EMPLOYMENT.

        (a) For purposes of the Plan, a Participant will be deemed to have terminated employment only if he or she dies, becomes Disabled or has a "separation from service" within the meaning of Code section 401(k)(2)(B)(i)(I) and Treasury Regulations thereunder. Neither transfer of employment among Affiliated Organizations nor absence from active service by reason of disability leave, other than in connection with a Participant becoming Disabled, or any other leave of absence will constitute a termination of employment.

        (b) A Participant who, in conjunction with a disposition by an Affiliated Organization of its interest in a subsidiary, within the meaning of Code section 401(k)(10)(A)(iii), continues employment with the subsidiary, will be considered to have terminated employment if the applicable conditions specified in Treasury Regulations under Code section 401(k)(10) are satisfied.

        (c) A Participant who, in conjunction with a disposition by an Affiliated Organization of substantially all of the assets used by the Affiliated Organization in a trade or business of the Affiliated Organization, within the meaning of Code section 401(k)(10)(A)(ii), transfers employment to the corporation acquiring the assets, will be considered to have terminated employment if the applicable conditions specified in Treasury Regulations under Code section 401(k)(10) are satisfied.

        (d) A Participant who, in conjunction with a disposition by an Affiliated Organization of its interest in a subsidiary, continues employment with the subsidiary or in conjunction with a disposition by an Affiliated Organization of substantially all of the assets used by the Affiliated Organization in a trade or business of the Affiliated Organization, transfers employment to the acquiror of such assets, will be considered to have not terminated employment if the applicable conditions specified in Treasury Regulations under Code section 401(k)(10)(A) are not satisfied. If a Participant is considered to have not terminated employment as a result of this subsection, this subsection will continue to apply in the event of any subsequent transfer of employment in conjunction with the disposition of all or any portion of a business operation of the initial acquiror or any subsequent acquirors that would not otherwise entitle the Participant to a distribution under Subsection
(b) or (c).

TESTING WAGES.

        (a)     An individual's "Testing Wages" for any Plan Year is his or her
Section 415 Wages for the Plan Year.

        (b) Notwithstanding Subsection (a), in no event will a person's Testing Wages for any Plan Year be taken into account to the extent it exceeds $150,000 (or such other larger amount as may be permitted for the calendar year during which such Plan Year begins under Code section 401(a)(17)).

        (c) The Administrator may, for any Plan Year, adopt any alternative definition of Testing Wages that complies with Code section 414(s) and Treasury Regulations thereunder; provided, that for each purpose under this Plan, the definition so adopted will be uniform throughout any Plan Year.



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


TRANSFER DATE. "Transfer Date" means the date as of which accounts under the Ceridian 401(k) Plans were transferred to the Plan in connection with the New Ceridian Spin-off.

TREASURY REGULATIONS. "Treasury Regulations" mean regulations, rulings, notices and other promulgations issued under the authority of the Secretary of the Treasury that apply to, or may be relied upon in the administration of, this Plan.

TRUST. The "Trust" is that created for purposes of implementing benefits under the Plan.

TRUSTEE. The "Trustee" is the corporation and/or individual or individuals who from time to time is or are the duly appointed and acting trustee or trustees of the Trust.

VESTING SERVICE.

        (a) An Employee's "Vesting Service" means the sum of his or her periods of service as an Employee with the Affiliated Organizations (measured in the case of any Affiliated Organization from the date on which it became an Affiliated Organization), commencing as of the Employee's employment commencement date or reemployment commencement date, as the case may be, and ending with the Employee's next employment severance date, as determined in accordance with the following rules:

                (i) an Employee's "employment commencement date" is the date on which he or she first performs an Hour of Service;

                (ii) for purposes of this section only, an Employee's "employment severance date" is the earlier to occur of:

                        (1) the date on which the Employee terminates employment with all Affiliated Organizations because he or she quits, retires, is discharged or dies; or

                        (2) the first anniversary of the first date of a period during which the Employee remains absent from service (with or without pay) with all Affiliated Organizations for any reason other than a quit, retirement, discharge or death following the employment commencement date or reemployment commencement date, as the case may be;

                (iii) an Employee's "reemployment commencement date" is the first date, following a period of severance from employment which is not required to be taken into account under either item (iv) or (v), on which the Employee performs an Hour of Service;

                (iv) if the Employee's employment is severed by reason of a quit, discharge or retirement and he or she subsequently performs an Hour of Service within 12 months following the employment severance date, the period of such severance will be taken into account;

                (v) if the Employee quits, is discharged or retires during an absence from service of 12 months or less for any reason other than a quit, discharge, retirement or death and the Employee subsequently performs an Hour of Service within 12 months following the date on which such absence commenced, the period of such severance will be taken into account.

        (b) To the extent provided in Subsection (a), service by a Leased Employee or service by an individual with any other organization that is required to be taken into account pursuant to Code section 414(o) and Treasury Regulations thereunder will be deemed to be Vesting Service for purposes of the Plan if such Leased Employee or individual becomes an Employee.

        (c) Notwithstanding the foregoing provisions of this section, service completed by an Employee with an Affiliated Organization prior to the date on which it became an Affiliated Organization (or with another entity prior to the acquisition of such entity's business or assets by an Affiliated Organization) will be counted as Vesting Service only if and to the extent provided in any agreement pursuant to which it became an Affiliated Organization (or such other business or assets were acquired) or as provided by resolution of the Company's Board.

13.2. CONSTRUCTION AND INTERPRETATIONS. The rules of construction and interpretation set forth in this section apply in construing this instrument unless the context otherwise indicates.

GOVERNING LAW. To the extent that state law is not preempted by provisions of ERISA, or any other laws of the United States, this Plan will be administered, construed, and enforced according to the internal, substantive laws of the State of Maryland, without regard to its conflict of laws rules.

HEADINGS. The headings of articles and sections are included solely for convenience. In the case of a conflict between a heading and the text of the Plan, the text controls.

NUMBER AND GENDER. Wherever appropriate, the singular number may be read as the plural, the plural may be read as the singular, and the masculine gender may be read as the feminine gender.



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


                                    EXHIBIT A

This exhibit contains special provisions applicable to each participant in the Arbitron Retirement Plan who has elected an enhanced retirement benefit under the Arbitron Retirement Plan with respect to which a portion of his or her 401(k) Contribution Account serves as the basis for an offset.

1. SEPARATE ACCOUNTING. The Administrator will at all times separately account on a reasonable and consistent basis for all gains, losses, withdrawals, contributions and other credits and charges with respect to the portion of a Participant's 401(k) Contribution Account that serves as a basis for an offset of any portion of his or her benefit under the Arbitron Retirement Plan. For purposes of this exhibit, such portion of the 401(k) Contribution Account is referred to as the 401(k) Contribution Offset Subaccount.

2. SPOUSAL CONSENT TO WITHDRAWALS AND LOANS. No withdrawal or loan may be made from the 401(k) Contribution Offset Subaccount unless, during the 90-day period ending on the date of the withdrawal or loan, the Participant's spouse consents to the withdrawal or loan.

3. COMPANY STOCK. No portion of the 401(k) Contribution Offset Subaccount may be invested in the Company Stock Fund.

4.      FORM OF DISTRIBUTION.

        (a) Unless a Participant otherwise elects in accordance with the provisions of clause (c), the Trustee will, with the balance of the Participant's 401(k) Contribution Offset Subaccount, purchase and distribute to the Participant an annuity contract that provides for payments for the life of the Participant if the Participant is not married on his or her "annuity starting date," within the meaning of Code section 417(f)(2), or, if the Participant is then married, for payments for the life of the Participant, with 50 percent of the amount of such payments continuing after the Participant's death for the life of such spouse.

        (b) Each annuity contract purchased for a Participant will provide for payment of benefits commencing at such time and in such manner as the Participant elects; provided, that distribution of benefits under such contract must conform to the requirements of
                Section 8.1 of the Plan, applied as if such contract constituted the Participant's Accounts. No such contract is subject to transfer or to exchange for another annuity contract that does not conform to the requirements of this item (4). No such contract is subject to surrender or encumbrance without the consent of the Participant's spouse.

        (c) A Participant whose 401(k) Contribution Offset Subaccount would otherwise be paid in the form of an annuity contract described in clause (a) may elect to receive a lump sum payment in lieu of such annuity contract. The Participant's election must be in writing, in form prescribed by the Administrator; must be made within the 90-day period ending on the Participant's annuity starting date; may be revoked and a new election made any number of times during the election period;

        (d) and is not effective unless the Participant's spouse consents to such lump sum payment.

        (e) If a Participant dies prior to his or her annuity starting date, and is married on the date of his or her death, the Administrator will, with the balance of the Participant's 401(k) Contribution Offset Subaccount, purchase and distribute to the Participant's surviving spouse a nontransferable annuity contract that provides payments to such surviving spouse for life, commencing at such time not later than the date on which the Participant would have attained age 70-1/2 as the spouse selects; provided, that this clause (d) will not apply if -

                (i) the Participant's spouse elects, in a written, signed statement delivered to the Administrator prior to the purchase of the annuity contract, to receive the balance of the Participant's interest in his or her 401(k) Contribution Offset Subaccount in a lump sum payment, or

                (ii) the Participant elected, by a signed written statement delivered to the Administrator within the period commencing on the first day of the Plan Year in which he or she attained age 35 and ending on the date of the Participant's death, to waive the provisions of this clause (d), and the Participant's spouse consented to such election; a Participant may, at any time and any number of times, by signed written notice delivered to the Administrator during the Participant's lifetime, revoke any election made under this subclause (ii), and may make a new election following any such revocation.

        (f) Distribution of any annuity contract pursuant to the foregoing provisions of this item (4) satisfies in full any claims that the Participant or his or her spouse may have under the Plan, and neither the Trustee nor the Administrator will be responsible to any extent with respect to any payments to which the Participant or his or her spouse may be entitled under such annuity contract.

        (g) The provisions of this item (4) apply notwithstanding and supersede any designation by a married Participant of any primary Beneficiary other than his or her spouse which designation is not made either in conjunction with an election pursuant to clause (c) or (d)(ii) of this item (4), as the case may be, or thereafter with the spouse's consent.



                                      A-2